UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CAMPING WORLD HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Camping World Holdings, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

May 15, 2025

12:15 p.m. (Central Time)

CAMPING WORLD HOLDINGS, INC.

2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

April __, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Camping World Holdings, Inc. (the “Company”) to be held on Thursday, May 15, 2025 at 12:15 p.m., Central Time. Our Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the virtual Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2025. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Details regarding how to attend the meeting and the business to be conducted at the Annual Meeting are more fully described in the Notice of Annual Meeting and Proxy Statement.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating, and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote your shares electronically, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Marcus A. Lemonis
Chief Executive Officer and Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders
To be Held on Thursday, May 15, 2025

CAMPING WORLD HOLDINGS, INC.
2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Camping World Holdings, Inc., a Delaware corporation (the “Company”), will be held at 12:15 p.m., Central Time, on Thursday, May 15, 2025. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2025. The Annual Meeting is called for the following purposes:

Proposals
1

To elect Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors to serve until the 2028 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
4

To approve an amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;

5	To approve the amendment and restatement of the Company’s 2016 Incentive Award Plan; and
6	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock, at the close of business on March 21, 2025, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of these stockholders will be made available for examination by any stockholder during the ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to InvestorRelations@CampingWorld.com, stating the purpose of the request and providing proof of ownership of Company stock. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Lindsey J. Christen
Chief Administrative & Legal Officer and Secretary

Lincolnshire, Illinois
April __, 2025

i

ii

PROXY STATEMENT

CAMPING WORLD HOLDINGS, INC.

2 MARRIOTT DRIVE, LINCOLNSHIRE, ILLINOIS 60069

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Camping World Holdings, Inc. of proxies to be voted at our 2025 Annual Meeting of Stockholders to be held on Thursday, May 15, 2025 (the “Annual Meeting”), at 12:15 p.m., Central Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CWH2025 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of outstanding shares of capital stock, composed of Class A common stock, Class B common stock and Class C common stock (collectively, “Common Stock”), at the close of business on March 21, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition Company, which is indirectly owned by the Company’s Chairman and Chief Executive Officer, Marcus A. Lemonis, and the estate of the Company’s former director, Stephen Adams (“ML Acquisition,” and together with its permitted transferees, “ML Related Parties”), are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, which is wholly-owned by Mr. Lemonis (“ML RV Group”), to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 62,568,699 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 43.2%, 51.8%, and 5.0% combined voting power of our Common Stock, respectively.

This proxy statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2024 (the “2024 Annual Report”) will be released on or about April __, 2025 to our stockholders on the Record Date.

In this proxy statement, “we,” “us,” “our,” the “Company” and “Camping World” refer to Camping World Holdings, Inc., and, unless otherwise stated, all of its subsidiaries, including CWGS Enterprises, LLC, which we refer to as “CWGS, LLC” and, unless otherwise stated, all of its subsidiaries.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, MAY 15, 2025

This Proxy Statement and our 2024 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

Proposals
1

To elect Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors to serve until the 2028 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

2	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	To approve, on an advisory (non-binding) basis, the compensation of our named executive officers;
4

To approve an amendment to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware;

5	To approve the amendment and restatement of the Company’s 2016 Incentive Award Plan; and
6	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of Common Stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

Proposals
1	FOR the election of Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone as Class III Directors;
2	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;
3	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers;
4

FOR the approval of an amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware; and

5	FOR the approval of the amendment and restatement of the Company’s 2016 Incentive Award Plan.

INFORMATION ABOUT THIS PROXY STATEMENT

Why you received this proxy statement. You are viewing or have received these proxy materials because Camping World’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Camping World is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April __, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at the shared address to which a single set of those documents was delivered. If you prefer to receive separate copies of the proxy materials for the Annual Meeting or in the future, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

The Record Date for the Annual Meeting is March 21, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet. Each share of our Class A common stock and Class B common stock entitles its holders to one vote per share on all matters presented to our stockholders generally, except that the shares of Class B common stock held by ML Acquisition are entitled to the number of votes necessary such that the shares, in the aggregate, cast 47% of the total votes eligible to be cast by all holders of our Common Stock voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. Additionally, the one share of outstanding Class C common stock entitles its holder, ML RV Group, LLC, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all holders of our Common Stock, voting together as a single class on all matters presented to a vote of our stockholders at the Annual Meeting. At the close of business on the Record Date, there were 62,568,699 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock issued and outstanding and entitled to vote at the Annual Meeting, representing 43.2%, 51.8%, and 5.0% combined voting power of our Common Stock, respectively.

WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, our proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If you haven’t received a 16-digit control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, electronically or by proxy, of the holders of a majority in voting power of Common Stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

WHO CAN ATTEND THE 2025 ANNUAL MEETING OF STOCKHOLDERS?

You may attend the Annual Meeting only if you are a Camping World stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be held entirely online to allow greater participation. You will be able to attend the Annual Meeting and submit your questions by visiting the following website: www.virtualshareholdermeeting.com/CWH2025. You will also be able to vote your shares electronically at the Annual Meeting.

To participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through a bank or broker, instructions should also be provided on the voting instruction card provided by your bank or brokerage firm. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, or ask questions.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

The meeting webcast will begin promptly at 12:15 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 p.m., Central Time, and you should allow ample time for check-in procedures.

WHY A VIRTUAL MEETING?

We are excited to embrace the latest technology to enable our stockholders to participate from any location around the world.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?

We expect to have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website and information for assistance will be located on the Annual Meeting login page.

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?

If a quorum is not present at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote thereon, present electronically or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

HOW DO I VOTE?

We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting and vote electronically during the meeting. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card; or
●	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on May 14, 2025. Stockholders may vote at the Annual Meeting by visiting www.virtualshareholdermeeting.com/CWH2025 and entering the 16-digit control number included on your Internet Notice, proxy card or the instructions that accompanied your proxy materials. The Annual Meeting webcast will begin promptly at 12:15 p.m., Central Time, on May 15, 2025.

If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/CWH2025 and enter the 16-digit control number included in the voting instruction

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

card provided to you by your bank or brokerage firm. If you hold your shares in street name and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;
●	by granting a subsequent proxy through the Internet or telephone;
●	by giving written notice of revocation to the Secretary of Camping World prior to the Annual Meeting; or
●	by voting electronically at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote electronically during the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote electronically during the Annual Meeting.

WHO WILL COUNT THE VOTES?

A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Advisory Vote on the Compensation of Camping World’s Named Executive Officers	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect.
Proposal 4: Amendment to the Certificate of Incorporation to provide for Officer Exculpation	The affirmative vote of the holders of a majority in voting power of the outstanding Common Stock of the Company entitled to vote on the proposal.	Abstentions and broker non-votes will have the same effect as votes against the proposal.
Proposal 5: Approval of the amendment and restatement of the Company’s 2016 Incentive Award Plan	The affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote on the proposal.	Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect.

WHAT IS AN ABSTENTION AND HOW WILL VOTES WITHHELD AND ABSTENTIONS BE TREATED?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the four other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the same effect as a vote against the ratification of the appointment of Deloitte & Touche LLP, the advisory vote on the compensation of our named executive officers, the vote to approve an amendment to our Certificate of Incorporation to provide for officer exculpation and the vote to approve the amendment and restatement of the Company’s 2016 Incentive Award Plan.

WHAT ARE BROKER NON-VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors, the advisory vote on the compensation of our named executive officers, the vote to approve an amendment to our Certificate of Incorporation to provide for officer exculpation and the vote to approve the amendment and restatement of the Company’s 2016 Incentive Award Plan. Broker non-votes count for purposes of determining whether a quorum is present.

WHERE CAN I FIND THE VOTING RESULTS OF THE 2025 ANNUAL MEETING OF STOCKHOLDERS?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC shortly after the Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted by stockholders during the meeting that are pertinent to the Company and the meeting matters, for 15 minutes

QUESTIONS AND ANSWERS ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS

after the completion of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2025 Annual Meeting of Stockholders?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;
●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
●	related to any pending, threatened or ongoing litigation;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of questions already made by another stockholder;
●	in excess of the two question limit;
●	in furtherance of the stockholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the 2025 Annual Meeting of Stockholders?”.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: Election of Directors

At the Annual Meeting, three (3) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class III, whose term currently expires at the 2025 Annual Meeting of Stockholders and whose subsequent term will expire at the 2028 Annual Meeting of Stockholders; Class I, whose term will expire at the 2026 Annual Meeting of Stockholders; and Class II whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Mary J. George and K. Dillon Schickli; the current Class II Directors are Andris A. Baltins, Kathleen S. Lane and Brent L. Moody; and the current Class III Directors are Brian P. Cassidy, Marcus A. Lemonis and Michael W. Malone. Under the Voting Agreement (as defined under “Corporate Governance—Voting Agreement”), ML Acquisition has been deemed to have designated Messrs. Baltins and Schickli and ML RV Group has been deemed to have designated Mr. Lemonis, for the applicable elections to our Board. Also under the Voting Agreement, Crestview Advisors L.L.C. (“Crestview”) has been deemed to have designated Mr. Cassidy for election to our Board. As a result of the Voting Agreement and the aggregate voting power of the parties to the agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World. For more information, see “Corporate Governance—Voting Agreement”.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented by the proxy for the election as Class III Directors the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors. In the event any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

VOTE REQUIRED

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class III Director nominees.

PROPOSAL 1: Election of Directors

NOMINEES FOR CLASS III DIRECTORS (CURRENT TERMS TO EXPIRE AT THE 2025 ANNUAL MEETING)

The nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Brian P. Cassidy	51	2016	Director
Marcus A. Lemonis	51	2016	Chief Executive Officer and Chairman of the Board
Michael W. Malone	66	2019	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee are as follows:

BRIAN P. CASSIDY	Age 51

Brian P. Cassidy has served on the Board of Directors of Camping World Holdings, Inc. since March 2016 and on the Board of Directors of CWGS, LLC since March 2011. Mr. Cassidy is the president and a partner at Crestview, which he joined in 2004, and currently serves as head of Crestview’s media and communications strategy. Mr. Cassidy currently serves as a director of WideOpenWest, Inc., since December 2015, and Pursuit Attractions and Hospitality Inc. (formerly Viad Corp), since August 2020, and currently serves as a director of various private companies, including Saber Interactive since September 2024, Journey Beyond since July 2024, Hornblower Holdings since April 2018, Congruex LLC since November 2017, FC3 since November 2020 and Digicomm since August 2020. Mr. Cassidy previously served as a director of Cumulus Media, Inc., a public company, from May 2014 until March 2017, served as a director of various private companies, including Industrial Media from October 2016 to February 2022, ICM Partners from December 2019 to June 2022, NEP Group, Inc. from December 2012 to October 2018, Interoute Communications Holdings from April 2015 until May 2018, OneLink Communications from May 2007 until November 2012 and ValueOptions, Inc. from December 2007 until December 2014, and served as chairman of TenCate Grass from September 2021 to February 2024. He was also involved with Crestview’s investments in Charter Communications, Inc. and Insight Communications, Inc. Prior to joining Crestview, Mr. Cassidy worked in private equity at Boston Ventures, where he invested in companies in the media and communications, entertainment and business services industries. Previously, he worked as the acting chief financial officer of one of Boston Ventures’ portfolio companies. Prior to that time, Mr. Cassidy was an investment banking analyst at Alex. Brown & Sons, where he completed a range of financing and mergers and acquisitions assignments for companies in the consumer and business services sectors. Mr. Cassidy received an M.B.A. from the Stanford Graduate School of Business and an A.B. in Physics from Harvard College. Mr. Cassidy’s private equity investment and company oversight experience and background with respect to acquisitions, debt financings and equity financings make him well qualified to serve on our Board of Directors.

MARCUS A. LEMONIS	Age 51

Marcus A. Lemonis has served as Camping World Holdings, Inc.’s Chairman and Chief Executive Officer and on the Board of Directors of Camping World Holdings, Inc. since March 2016, as the President and Chief Executive Officer and on the Board of Directors of CWGS, LLC since February 2011, as the Chief Executive Officer and on the Board of Directors of Good Sam Enterprises, LLC since January 2011, as President and Chief Executive Officer and on the Board of Directors of Camping World, Inc. since September 2006 and as the President and Chief Executive Officer and on the Board of Directors of FreedomRoads, LLC (“FreedomRoads”) since May 1, 2003. Mr. Lemonis has also served on the Board of Directors of Beyond, Inc., an e-commerce retailer, since October 2023, including as Executive Chair since December 2023, and has served as its Principal Executive Officer since March 2025. Mr. Lemonis received a B.A. from Marquette University. Mr. Lemonis’ extensive experience in retail, RV and automotive, business operations and entrepreneurial ventures makes him well qualified to serve on our Board of Directors.

PROPOSAL 1: Election of Directors

MICHAEL W. MALONE	Age 66

Michael W. Malone has served on the Board of Directors of Camping World Holdings, Inc. since May 2019. Mr. Malone was Vice President, Finance and Chief Financial Officer of Polaris Industries Inc. ("Polaris"), a manufacturer of power sports vehicles, from January 1997 to July 2015 and retired from Polaris in March 2016. From January 1997 to January 2010, Mr. Malone also served as Corporate Secretary. Mr. Malone was Vice President and Treasurer of Polaris from December 1994 to January 1997 and was Chief Financial Officer and Treasurer of a predecessor company of Polaris from January 1993 to December 1994. Mr. Malone joined Polaris in 1984 after four years with Arthur Andersen LLP. Mr. Malone has served on the board and on the Audit (chair), Finance and Nominating and Governance Committees of Armstrong Flooring, Inc., a formerly publicly traded leading global producer of flooring products, since October 2016 as well as the boards of various nonprofit organizations. Mr. Malone has served on the board of Don Stevens, LLC, a private company, since May 2021. Mr. Malone previously served on the board of Stevens Equipment Supply LLC, a private company, from May 2011 until October 2020. Mr. Malone received a B.S. in accounting and business administration from St. John's University (Collegeville, Minnesota). Mr. Malone's experiences as the former Chief Financial Officer of a public company, his public company board experience, and his in-depth knowledge of the outdoor lifestyle industry make him well qualified to serve on our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2026 ANNUAL MEETING)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Mary J. George	74	2017	Director
K. Dillon Schickli	71	2016	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

MARY J. GEORGE	Age 74

Mary J. George has served on the Board of Directors of Camping World Holdings, Inc. since January 2017. She has also served on the board of ASP Conair Holdings LP, owner of Conair Corporation, a private U.S.-based company that sells small appliances, personal care, and health and beauty products, since January 2022. She has also served on the board of Hyduro, Inc., a private company and developer of a mobile connected smart water bottle cap, designed to optimize personal hydration by providing timely feedback, since March 2022. Ms. George also served as executive chairman of Ju-Ju-Be, a private company and retailer of premium diaper bags and other baby products from January 2018 to September 2022. Ms. George has been a founding partner of Morningstar Capital Investments, LLC, an investment firm, since 2001. Ms. George served as chief executive officer and a director at Easton Hockey Holdings Inc., a private manufacturer of ice hockey equipment, from August 2014 to December 2016. From 2002 to 2015, Ms. George held various positions, including co-chairman (2002 to 2009) and vice chairman (2009 to 2015), at Bell Automotive Products, Inc., a private manufacturer of automotive accessories. From 1994 to 2004, Ms. George held various positions, including chief operating officer (1995 to 1998), chief executive officer (1998 to 2000), and chairman (2000 to 2004), at Bell Sports Inc., a formerly public helmet manufacturer. Ms. George also currently serves or previously served as a director of various public and private companies, including Image Entertainment, Inc., a formerly public independent distributor of home entertainment programming, from 2010 to 2012, Oakley, Inc., a public sports equipment and lifestyle accessories manufacturer, from 2004 to 2007, BRG Sports Inc. since 2013, 3 Day Blinds Inc. from 2007 to 2015, and Oreck Corporation from 2008 to 2012. Ms. George received an M.B.A. from the Xavier School of Management and a B.A. from University College in Kerala. Ms. George’s experience in sales, marketing and general management in the consumer products industry, as well as success in the development of internationally renowned branded products, provides our Board of Directors with greater insight in the areas of product branding and strategic growth in the consumer products industry, and make her well-qualified to serve on our Board of Directors.

PROPOSAL 1: Election of Directors

K. DILLON SCHICKLI	Age 71

K. Dillon Schickli has served on the Board of Directors of Camping World Holdings, Inc. since March 2016 and on the Board of Directors of CWGS, LLC since August 2011. Mr. Schickli previously served on the Board of Directors of CWGS, LLC from 1990 until 1995 and was chief operating officer of Affinity Group, Inc., the predecessor of Good Sam Enterprises, LLC, from 1993 until 1995. Previously, Mr. Schickli was a co-investor with Crestview in DS Waters Group, Inc. (“DS Waters”) and served as vice chairman of its board of directors until it was sold to Cott Corporation in December 2014. Prior to that time, Mr. Schickli was the chief executive officer of DS Waters from June 2010 until February 2013 and subsequently led the buyout of the business by Crestview. Mr. Schickli also previously led the buyout of DS Waters from Danone Group & Suntory Ltd. in November 2005 and was also a co investor in DS Waters with Kelso & Company. Mr. Schickli served as co-chief executive officer and chief financial officer of DS Waters from November 2005 until June 2010, when he became the sole chief executive officer. Mr. Schickli started his business career in the capital planning and acquisitions group of the Pepsi Cola Company after he received his M.B.A. from the University of Chicago. Mr. Schickli received a B.A. from Carleton College in 1975. Mr. Schickli’s long association with, and knowledge of, the Company, extensive experience serving as a director of other businesses, operating experience as a chief executive officer and chief financial officer and his experience as a private equity investor with respect to acquisitions, debt financings, equity and financings make him well qualified to serve on our Board of Directors.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2027 ANNUAL MEETING)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Positions with Camping World
Andris A. Baltins	79	2016	Director
Kathleen S. Lane	67	2024	Director
Brent L. Moody	63	2018	President and Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

ANDRIS A. BALTINS	Age 79

Andris A. Baltins has served on the Board of Directors of Camping World Holdings, Inc. since March 2016, on the Board of Directors of CWGS, LLC since February 2011 and on the Board of Directors of Good Sam Enterprises, LLC since February 2006. He has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A. since 1978. Mr. Baltins serves as a director of various private and nonprofit corporations. Mr. Baltins previously served as a director of Polaris Industries, Inc. from 1995 until 2011. Mr. Baltins received a J.D. from the University of Minnesota Law School and a B.A. from Yale University. Mr. Baltins’ over 40-year legal career as an advisor to numerous public and private companies and his experience in the areas of complex business transactions, mergers and acquisitions and corporate law make him well qualified to serve on our Board of Directors.

PROPOSAL 1: Election of Directors

KATHLEEN S. LANE	Age 67

Kathleen S. Lane has served on the Board of Directors of Camping World Holdings, Inc. since March 2024. Ms. Lane served as the Chief Information Officer at TJX Companies, a multinational off-price department store corporation, from October 2008 to March 2013. She also served as Chief Information Officer at National Grid, a multi-national electricity and gas provider for commercial and residential applications from 2006 to 2008. She has also had a breadth of experience within the consumer products industry, having started her career at The Proctor & Gamble Company. Ms. Lane then served as Chief Information Officer at Gillette and as director, technology services of Pepsi Cola International. She has served on the Board of Directors of Hanover Insurance Group, Inc., an insurance company, since September 2018. Ms. Lane previously served as a director of Bob Evans Farms, Inc., a publicly traded operator of over 500 restaurants and a producer and distributer of food products, from March 2014 to January 2018, Armstrong Flooring, Inc., a formerly publicly traded leading global producer of flooring products, from March 2016 to December 2023, and EarthLink Holdings, LLC, a managed network, security and cloud services provider, from March 2013 to February 2017. Ms. Lane received an M.B.A. from Rensselaer Polytechnic Institute, a B.S. from State University of New York at Albany and an A.A. from Yavapai College. Ms. Lane’s experience in retail industries and as a Chief Information Officer provides our Board of Directors with valuable expertise in key focus areas and makes Ms. Lane well qualified to serve on our Board of Directors.

BRENT L. MOODY	Age 63

Brent L. Moody served as a Senior Advisor to Camping World Holdings, Inc. from July 1, 2024 through December 31, 2024, as President of Camping World Holdings, Inc. and President of CWGS Enterprises, LLC from September 2018 to June 30, 2024, and on the Board of Directors of Camping World Holdings, Inc. since May 2018. Mr. Moody previously served as Camping World Holdings, Inc.’s Chief Operating and Legal Officer from March 2016 to September 2018, as the Chief Operating and Legal Officer of CWGS, LLC and its subsidiaries since January 2016, as the Executive Vice President and Chief Administrative and Legal Officer of CWGS, LLC from February 2011 to December 31, 2015, as the Executive Vice President and Chief Administrative and Legal Officer of Good Sam Enterprises, LLC from January 2011 to December 2015, as the Executive Vice President and Chief Administrative and Legal Officer of FreedomRoads and Camping World, Inc. from 2010 until December 2015, as Executive Vice President/General Counsel and Business Development of Camping World, Inc. and FreedomRoads, LLC from 2006 to 2010, as Senior Vice President/General Counsel and Business Development of Camping World, Inc. and Good Sam Enterprises, LLC from 2004 to 2006 and as Vice President and General Counsel of Camping World, Inc. from 2002 to 2004. From 1998 to 2002, Mr. Moody was a shareholder of the law firm of Greenberg Traurig, P.A. From 1996 to 1998, Mr. Moody served as vice president and assistant general counsel for Blockbuster, Inc. Mr. Moody received a J.D. from Nova Southeastern University, Shepard Broad Law Center and a B.S. from Western Kentucky University. Mr. Moody’s extensive legal experience, his experience in various areas of complex business transactions and mergers and acquisitions, and his extensive knowledge of the Company’s operations make him well qualified to serve on our Board of Directors.

We believe that all of our current Board members and nominees for Class III directors possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member and nominee in the individual biographies above.

PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Deloitte & Touche LLP has served as our independent registered public accounting firm since 2018. Neither Deloitte & Touche LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services.

A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting, have an opportunity to make a statement if he or she desires to do so, and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of Camping World.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company that are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against the proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed Camping World’s audited financial statements for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and Camping World’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Camping World’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

Camping World’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and Camping World, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from Camping World.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Michael W. Malone (Chair)
Kathleen S. Lane
K. Dillon Schickli

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Set forth below are the fees paid to our independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2024 and 2023 (in thousands):

Fee Category	Fiscal 2024	Fiscal 2023
Audit Fees	$6,949	$6,140
Audit-Related Fees	$—	$—
Tax Fees	$276	$183
All Other Fees	$6	$6
Total Fees	$7,231	$6,329

AUDIT FEES

Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements, including our public offering of Class A common stock in November 2024.

AUDIT-RELATED FEES

There were no audit-related fees incurred in 2024 or 2023.

TAX FEES

Tax fees consist of fees for a variety of permissible services relating to domestic and partnership tax compliance, tax planning, and tax advice.

ALL OTHER FEES

In 2024 and 2023, other fees related to access to an accounting research tool.

AUDIT COMMITTEE PRE-APPROVAL POLICY AND PROCEDURES

Our Audit Committee’s charter provides that the Audit Committee, or the chair of the Audit Committee, must pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if the service falls within available exceptions under SEC rules. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. All services provided by our independent registered public accounting firm in 2023 and 2024 were approved in accordance with such pre-approval policies and consistent with SEC rules.

PROPOSAL 3: Advisory Vote on the Compensation of our Named Executive Officers

This Proposal 3 gives our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Please read “Compensation Discussion and Analysis” beginning on page 38 of this proxy statement for additional details about our executive compensation programs. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices for named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory (non-binding) basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Board or the Compensation Committee. However, the Board and the Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding our executive compensation programs.

FREQUENCY OF SAY-ON-PAY VOTE & 2024 SAY-ON-PAY VOTE

Following our 2023 annual meeting of stockholders held on May 19, 2023, the Company’s stockholders recommended, and the Company determined, that the stockholder vote on the compensation of our named executive officers would occur every year. We expect that the next stockholder vote on the compensation of our named executive officers, after the Annual Meeting, will be held at our 2026 Annual Meeting of Stockholders. At our 2024 Annual Meeting of Stockholders, approximately 99.3% of the shares present and entitled to vote on the proposal were voted “for” the proposal.

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers.

PROPOSAL 4: Amendment to the Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation

In Proposal 4, the Board seeks the approval of an amendment to the Company’s Certificate of Incorporation to provide for the exculpation of officers of the Company from liability for breach of the fiduciary duty of care to the extent permitted by the General Corporation Law of the State of Delaware (the “Exculpation Amendment”). A copy of the Exculpation Amendment contemplated by Proposal 4 is attached hereto as Appendix B-1, and a copy of the amendments contemplated by Proposal 4, marked to show changes against our current Certificate of Incorporation, is attached hereto as Appendix B-2.

Effective August 1, 2022, Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”) was amended (“Amended 102(b)(7)”) to enable a corporation to include in its certificate of incorporation a provision exculpating certain corporate officers from liability for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for the ability to exculpate directors only and our Certificate of Incorporation currently limits the monetary liability of our directors in certain circumstances consistent with Section 102(b)(7) of the DGCL. Amended 102(b)(7) allows for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, Amended 102(b)(7) does not permit a corporation to exculpate covered officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Under Amended 102(b)(7), the officers who may be exculpated include a person who (i) is the president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer of the corporation at any time during the course of conduct alleged in the action or proceeding to be wrongful, (ii) is or was identified in the corporation’s public filings with the SEC because such person is or was one of the most highly compensated executive officers of the corporation, or (iii) has consented to services of process in Delaware by written agreement (“Covered Officers”).

Effect of the Exculpation Amendment

The Exculpation Amendment contemplated by Proposal 4 would allow for the exculpation of Covered Officers to the fullest extent permitted by the DGCL. The Exculpation Amendment would currently allow for the exculpation of officers who are Covered Officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Further, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. Our current executive officers may have an interest in the approval of the Exculpation Amendment, as they may be exculpated from liability for certain actions to the extent consistent with the DGCL.

Reasons for the Exculpation Amendment

Our Board believes that adopting the Exculpation Amendment contemplated by this Proposal 4 would better position the Company to attract top officer candidates and retain our current officers. The Exculpation Amendment would also more closely align the protections available to our officers with those already available to our directors. We believe that failing to adopt the Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

In addition, adopting the Exculpation Amendment contemplated by this Proposal 4 would enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make decisions on crucial matters. Frequently, officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability based on hindsight, especially in the current litigious environment and regardless of merit. Limiting our current and prospective officers’ concern about personal risk would empower officers to best exercise their business judgment in furtherance of stockholder interests and better position the Company to retain our current officers and attract top officer candidates. We believe enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders.

VOTE REQUIRED

This proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding Common Stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes against the proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the amendment to our Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

PROPOSAL 5: Approval of the Amendment and Restatement of the Company’s 2016 Incentive Award Plan

Our Board is seeking stockholder approval of an amendment and restatement of the Camping World Holdings, Inc. 2016 Incentive Award Plan (the “2016 Plan”) to (i) extend the term of the 2016 Plan indefinitely beyond the September 2026 expiration of the 2016 Plan; provided that no incentive stock options (“ISOs”) may be granted after March 24, 2035, the tenth anniversary of the date the amendment and restatement of the 2016 Plan (the “Amended 2016 Plan”) was approved by the Board and (ii) generally streamline certain performance-based compensation provisions in the 2016 Plan in a manner that is intended to appropriately address changes made to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) under the Tax Cut and Jobs Act of 2017 (the “TCJA”), though the Amended 2016 Plan retains individual award limits specifying the maximum number of awards that could be paid to an individual participant in a calendar year.

If this proposal is approved by our stockholders, the Amended 2016 Plan will become effective on the date of the Annual Meeting. If this proposal is not approved by our stockholders, the Amended 2016 Plan will not become effective, but the 2016 Plan will remain in effect in accordance with its terms, and we may continue to grant awards under the 2016 Plan until its expiration, using the shares available for issuance thereunder.

Overview of Amendments to the 2016 Plan

Our Board believes that our future success depends, in large part, on our ability to maintain a competitive position in attracting, retaining and motivating key personnel and advisors. The Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, consultants and advisors, and better aligns the interests of our personnel, consultants and advisors with those of our stockholders.

No increase to the shares available for issuance under the 2016 Plan is included in the Amended 2016 Plan.  The existing share reserve under the 2016 Plan remains the same under the Amended 2016 Plan.

The 2016 Plan is set to expire on September 24, 2026, and the shares available for issuance under the 2016 Plan will no longer be available for grants after such date, absent shareholder approval of the Amended 2016 Plan. If the Amended 2016 Plan is not approved by our stockholders, awards previously granted and outstanding under the 2016 Plan will not be affected or impaired by the expiration of the 2016 Plan and will remain in full force and effect under the 2016 Plan according to their respective terms. However, the inability to make competitive equity awards to attract and retain talented personnel or incentivize non-employee directors to serve on our Board could have an adverse impact on our business. Furthermore, if the Amended 2016 Plan is not approved, we could be forced to increase our use of cash compensation, which will reduce the resources we have allocated to meeting our business needs. We therefore believe that the approval of the Amended 2016 Plan is essential to our success.

In addition, the Amended 2016 Plan includes certain updates intended to streamline the performance-based compensation provisions in the 2016 Plan in light of the changes to Section 162(m) of the Code arising from the TCJA, while retaining certain provisions in the 2016 Plan related to individual award limits on performance-based compensation. Prior to enactment of the TCJA, Section 162(m) of the Code provided that a publicly traded corporation generally could not deduct compensation in excess of $1 million per year paid to its “covered employees” (within the meaning of Section 162(m) of the Code) with respect to the year in question, with an exception for amounts that constituted “qualified performance-based compensation.” One of the requirements for awards under the 2016 Plan to qualify as “qualified performance-based compensation” was that the 2016 Plan had to include the maximum amount of compensation that could be paid to any individual during a specified period. The 2016 Plan provided that the maximum aggregate number of shares with respect to one or more awards under the 2016 Plan that could be granted to any one person during any calendar year was 4,868,776 shares and the maximum aggregate amount of cash that could be paid in cash to any one person during any calendar year with respect to one or more awards under the 2016 Plan payable in cash would be $5,000,000. In light of the TCJA’s changes, certain other provisions related to Section 162(m) of the Code were removed and will no longer apply following the effectiveness of the Amended 2016 Plan. However, we have decided to retain the individual award limits described above in the Amended 2016 Plan in the interest of good governance, even though they are no longer required to be included for purposes of the qualified performance-based compensation exception under Section 162(m) of the Code.

Accordingly, the Board has approved, and is asking the Company’s stockholders to approve, the Amended 2016 Plan, which would (i) extend the term of the 2016 Plan indefinitely beyond the September 2026 expiration of the 2016 Plan; provided that no ISOs may be granted under the Amended 2016 Plan after March 24, 2035, the tenth anniversary of the date the Amended 2016 Plan was approved by the Board, and (ii) generally streamline certain performance-based compensation provisions in the 2016 Plan in a manner that is intended to appropriately address changes made to Section 162(m) of the Code and the TCJA.

In general, stockholder approval of the Amended 2016 Plan is necessary in order for us to meet the stockholder approval requirements of the principal securities market on which shares of our common stock are traded, and grant stock options that qualify as incentive stock options as defined under Section 422 of the Code.

Equity Incentive Awards Are Critical to Long-Term Shareholder Value Creation

The table below presents information about the number of shares that were subject to outstanding equity awards under the 2016 Plan and the shares remaining available for issuance under the 2016 Plan, as of February 28, 2025.

		As a %		Weighted
	Number	of Shares		Average
	of Shares	Outstanding(1)	Dollar Value(2)	Exercise Price
Options outstanding under the 2016 Plan(3)	155,029	0.2%	$—	$21.98
Time-based restricted stock units outstanding under the 2016 Plan	2,555,803	4.1%	$49,812,600
Performance-based restricted stock units outstanding under the 2016 Plan(4)	750,000	1.2%	$14,617,500
Shares available for grant under the 2016 Plan(5)	4,904,683	7.8%	$95,592,272

(1)	Based on 62,568,699 shares of our Class A common stock outstanding as of February 28, 2025.
(2)	Based on the closing price of our Class A common stock on the NYSE on February 28, 2025, of $19.49 per share and, with respect to options, less the applicable per share exercise price. All outstanding options were “out of the money” with exercise prices that were higher than the closing stock price of our Class A common stock on February 28, 2025 and, as a result, no dollar value is included in the table above with respect to options.
(3)	Options had a weighted average remaining term of 1.6 years as of February 28, 2025.
(4)	Performance awards are included at “target” levels.
(5)	Shares remaining available for issuance under the 2016 Plan calculated assuming performance awards are counted against the share reserve at “target” levels.

In approving the Amended 2016 Plan, the Board considered the following:

●	The Amended 2016 Plan would continue to reserve the original 2016 Plan share reserve of 14,693,518 shares for issuance under the Amended 2016 Plan. The Company believes that the shares remaining available for issuance under the Amended 2016 Plan, if approved by stockholders, would permit the Company to pursue its equity compensation strategy for approximately four (4) years. However, we cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended 2016 Plan could last for a shorter or longer period of time.
●	The Board considered the number of equity awards granted by our company during the past three calendar years. In fiscal years 2022, 2023 and 2024, equity awards representing a total of approximately 227,701 shares, 553,038 shares, and 632,538 shares, respectively, were awarded under the 2016 Plan, for an annual equity burn rate of 0.5%, 1.2% and 1.3%, respectively (with performance awards counted assuming “target” performance for this purpose). This level of equity awards represents a 3-year average burn rate of 1.0% of common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards awarded during the fiscal year by the basic weighted average number of Class A common shares outstanding during the same fiscal year.

●	In fiscal years 2022, 2023 and 2024, the end of year overhang rate was approximately 23.7%, 20.5% and 13.6%, respectively. Overhang is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year plus shares remaining available for issuance for future awards, at the end of the fiscal year by (2) the number of Class A common shares outstanding at the end of the fiscal year.

Key Features of the Amended 2016 Plan

●	No liberal share counting. The Amended 2016 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements.
●	No repricing of awards without stockholder approval. Under the Amended 2016 Plan, awards may not be repriced without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.
●	No evergreen feature; stockholder approval required for share reserve increases. The Amended 2016 Plan does not provide for an annual increase in the share reserve, and the Amended 2016 Plan may not be amended to increase the share reserve without stockholder approval.
●	Limit on Non-Employee Director Awards. The sum of the grant date fair value of all equity-based awards and the maximum amount that may become payable pursuant to all cash-based awards that may be as compensation for services as a non-employee director during any calendar year may not exceed $500,000.
●	No payment of dividends on unvested performance-based awards. Under the Amended 2016 Plan, no dividends or dividend equivalents in respect of shares underlying an unvested performance-based award may be paid until the applicable performance conditions are satisfied and the award vests.
●	All awards are subject to clawback. All awards granted under the Amended 2016 Plan are subject to our clawback policy.

Summary of the Amended 2016 Plan

A summary of the principal provisions of the Amended 2016 Plan is set forth below. The summary is qualified by reference to the full text of the Amended 2016 Plan, which is attached as Appendix C to this Proxy Statement.

Eligibility and Administration

Our employees, consultants and directors, and employees, consultants and directors of our subsidiaries are eligible to receive awards under the 2016 Plan. The Amended 2016 Plan is administered by our compensation committee of our Board (or, with respect to awards granted to non-employee directors of the Board, the Board), each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, stock exchange rules and other laws, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Amended 2016 Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the Amended 2016 Plan, including any vesting and vesting acceleration conditions.

Persons eligible to participate in the Amended 2016 Plan include all members of the Board (currently comprised of seven non-employee directors), approximately 12,938 employees of the Company and its subsidiaries, and approximately one consultant of the Company and its subsidiaries, in each case, as determined by the plan administrator and as of February 28, 2025. Only employees may be granted ISOs under the Amended 2016 Plan.

Shares Available and Limitations on Awards

The share reserve under the Amended 2016 Plan is the same as the share reserve under the 2016 Plan; no increase to the share reserve is being requested. An aggregate of 14,693,518 shares of our Class A common stock is reserved for issuance pursuant to awards granted under the Amended 2016 Plan, including pursuant to ISOs. Shares issued under the Amended 2016 Plan may be authorized but unissued shares, shares purchased in the open market or treasury shares.

If an award under the Amended 2016 Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Amended 2016 Plan. However, the following shares may not be used again for grants under the Amended 2016 Plan: (1) shares tendered or withheld to satisfy grant or exercise prices associated with an option or stock appreciation right, or "SAR", (2) shares tendered or withheld to satisfy any tax withholding obligations with respect to awards under the “Amended 2016 Plan, (3) shares subject to an SAR that are not issued in connection with the stock settlement of the SAR on its exercise; and (4) shares purchased on the open market with the cash proceeds from the exercise of options.

Awards granted under the Amended 2016 Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Amended 2016 Plan except as may be required by Section 422 of the Code. The maximum number of shares of our Class A common stock that may be subject to one or more awards granted to any person pursuant to the Amended 2016 Plan during any calendar year is 4,868,776 and the maximum amount that may be paid in cash under an award pursuant to the Amended 2016 Plan to any one participant during any calendar year period is $5,000,000. Further, the sum of the grant date fair value of equity-based awards and the amount of any cash-based awards granted to any non-employee director during any calendar year will not exceed $500,000.

Awards

The Amended 2016 Plan provides for the grant of stock options, including ISOs and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, restricted stock units, or RSUs, stock appreciation rights, or SARs, and other stock or cash-based awards. Certain awards under the Amended 2016 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Amended 2016 Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

●	Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Internal Revenue Code are satisfied. The exercise price of a stock option generally will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and/or other conditions.
●	SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR will generally not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction), and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and/or other conditions.
●	Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met, and may be accompanied by the right to receive the equivalent value of dividends paid on shares of our common stock prior to the delivery of the underlying shares. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and/or such other conditions as the plan administrator may determine. With respect to a restricted stock award with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the extent that the performance-based vesting conditions are subsequently satisfied and the share of restricted stock vests.
●	Other Stock or Cash Based Awards. Other stock or cash based awards are awards cash payments, cash-bonus awards, stock payments, stock bonus awards, performance awards or incentive awards paid in cash, shares of our Class A common stock or a combination of both, and include deferred stock, deferred stock units, retainers, committee fees and meeting-based fees. Other stock or cash based awards may be granted to participants and may also be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. The plan administrator will determine the terms and conditions of other stock or cash-based awards, which may include vesting conditions based on continued service, performance and/or other conditions.
●	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Class A common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates occurring during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator. Dividend equivalents may not be paid on awards granted under the Amended 2016 Plan subject to performance-based vesting unless and until such awards have vested.
●	Performance Awards. Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the plan administrator may determine, which may or may not be objectively determinable. Performance criteria upon which performance goals are established by the plan administrator may include but are not limited to: net earnings or losses (either before or after one or more of interest, taxes, depreciation, and amortization; gross or net sales or revenue; revenue growth or product revenue growth; net income (either before or after taxes) or adjusted net income; operating earnings or profit (either before or after taxes); profit return ratios or operating margin; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow; return on assets or net assets; return on capital and cost of capital; return on stockholders' equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; funds or funds available for distributions; expenses; working capital; earnings or loss per share; adjusted earnings per share; price per share (or appreciation in or maintenance of such price); regulatory achievements or compliance; implementation, completion or attainment of critical projects or processes; sales or market share; economic value or economic value added models; licensing revenue; brand recognition/acceptance; inventory turns or cycle time and supply chain achievements (including, without limitation, with establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company's products); strategic initiatives (including, without limitation, with respect to market penetration, geographic business expansion, manufacturing, commercialization, production and productivity, customer satisfaction and growth, employee satisfaction, recruitment and maintenance of personnel, human resources management, supervision of litigation and other legal matters, information technology, strategic partnerships and transactions (including acquisitions, dispositions, joint ventures, in-licensing and out-licensing of intellectual property and establishment of relationships with commercial entities with respect to marketing, distribution and sale of Company products, and factoring transactions, research and development and related activity, and financial or other capital raising transactions); new or existing store results and operations and new store openings; and financial ratios (including those measuring liquidity, activity, profitability or leverage); any of which may be measured in absolute terms or as compared to any incremental increase or decrease, peer group results, or market performance indicators or indices.

Certain Transactions

The plan administrator has broad discretion to take action under the Amended 2016 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as "equity restructurings," the plan administrator will make equitable adjustments to the Amended 2016 Plan and outstanding awards. In the event of a change in control of our company (as defined in the Amended 2016 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then all such awards may become fully vested and exercisable in connection with the transaction. To the extent that an outstanding award continues in effect or is assumed or substituted, and a holder incurs termination of service without “cause” (as such term is defined in the sole discretion of the plan administrator, or as set forth in the award agreement relating to such award) upon or within twelve (12) months following the change in control, then such holder shall be fully vested in such continued, assumed or substituted Award. Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Adjustments, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above. All awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Amended 2016 Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Amended 2016 Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a promissory note, a "market sell order" or such other consideration as it deems suitable.

Plan Amendment and Termination

Our Board may amend awards or amend or terminate the Amended 2016 Plan at any time; however, no amendment, other than an amendment that increases the number of shares available under the Amended 2016 Plan, may materially and adversely affect an award outstanding under the Amended 2016 Plan without the consent of the affected participant. Our Board will obtain stockholder approval of any amendment to the Amended 2016 Plan to the extent necessary to comply with applicable laws.

No ISOs may be granted pursuant to the Amended 2016 Plan after the tenth anniversary of the date the Board approved the Amended 2016 Plan.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended 2016 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

●	Nonqualified Stock Options. If a participant is granted an NSO under the Amended 2016 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable to the participant as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
●	Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares of our common stock received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
●	Other Awards. The current federal income tax consequences of other awards authorized under the Amended 2016 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through a Code Section 83(b) election, in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); and restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
●	Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain current and former executive officers of the employer to the extent the compensation paid to such a current or former officer for the year exceeds $1 million. Prior to the TCJA, the deduction limit did not apply to certain “performance-based” compensation which conformed to certain conditions stated under the Code and related regulations. As part of the TCJA, the ability to rely on this qualified “performance-based” compensation exception was eliminated.
●	Section 409A of the Code. Certain types of awards under the Amended 2016 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% excise tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended 2016 Plan and awards granted under the Amended 2016 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.

New Plan Benefits

Other than with respect to annual grants of RSUs to our non-employee directors that will be made on the date of the Annual Meeting (reflected in the table below), all future awards under the Amended 2016 Plan are subject to the discretion of the plan administrator and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the Amended 2016 Plan.

Number of
	Dollar		Number of	Restricted
Name and Position	Value ($)		Options (#)	Stock Units (#)
Named Executive Officers
Marcus A. Lemonis, Chief Executive Officer and Chairman	—		—	—
Thomas E. Kirn, Chief Financial Officer	—		—	—
Matthew D. Wagner, President	—		—	—
Lindsey J. Christen, Chief Administrative and Legal Officer and Secretary	—		—	—
Brent L. Moody, Senior Advisor and Former President	150,000	(1)	—	7,696	(1)
Karin L. Bell, Senior Advisor and Former Chief Financial Officer	—		—	—
All current executive officers as a group	—		—	—
All current directors who are not executive officers as a group	1,050,000	(2)	—	53,872	(2)
Each nominee for election as a director
Brian P. Cassidy	150,000	(2)	—	7,696	(2)
Marcus A. Lemonis	—		—	—
Michael W. Malone	150,000	(2)	—	7,696	(2)
All employees who are not executive officers as a group	—		—	—

(1)	Each non-employee director serving on our Board will be awarded an award of restricted stock units on the date of our Annual Meeting with a grant date value of $150,000 pursuant to our non-employee director compensation policy. Since Mr. Moody’s employment ended on December 31, 2024, he is eligible to receive the annual restricted stock unit grant to non-employee directors. The number of restricted stock units set forth in the table above is estimated based on the closing price of our Class A common stock on the NYSE on February 28, 2025, of $19.49 per share.
(2)	As described above, each non-employee director serving on our Board will be awarded an award of restricted stock units on the date of our Annual Meeting with a grant date value of $150,000 pursuant to our non-employee director compensation policy. The number of restricted stock units is estimated based on the closing price of our Class A common stock on the NYSE on February 28, 2025, of $19.49 per share.

Plan Benefits

The following table sets forth summary information concerning the aggregate number of shares of our Class A common stock subject to equity awards granted to certain persons under the 2016 Plan from its original effective date through February 28, 2025, which are not adjusted for any expiration or forfeiture of the applicable awards.

			Number of
			Performance
	Number of	Number of	Stock Units	Number of
Name and Position	Options (#)	RSUs (#)	(at "Target") (#)	Share Awards (#)
Named Executive Officers
Marcus A. Lemonis, Chief Executive Officer and Chairman	—	600,000	750,000	510,986
Thomas E. Kirn, Chief Financial Officer	—	205,000	—	—
Matthew D. Wagner, President	3,000	405,333	—	—
Lindsey J. Christen, Chief Administrative and Legal Officer and Secretary	2,250	215,250	—	—
Brent L. Moody, Senior Advisor and Former President	—	485,000	—	—
Karin L. Bell, Senior Advisor and Former Chief Financial Officer	—	195,000	—	—
All current executive officers as a group	5,250	2,105,583	750,000	510,986
All current directors who are not executive officers as a group	—	263,013	—	—
Each nominee for election as a director
Brian P. Cassidy	—	54,138	—	—
Marcus A. Lemonis	—	600,000	750,000	510,986
Michael W. Malone	—	41,164	—	—
Each associate of any such directors, executive officers or nominees	—	—	—	—
Each other person who received or is to receive 5% of awards	—	—	—	—
All employees who are not executive officers as a group	705,812	7,085,668	—	—

VOTE REQUIRED

This proposal requires the approval of the affirmative vote of the holders of a majority in voting power of the shares of Common Stock of the Company which are present electronically or by proxy and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the approval of the amendment and restatement of the Company’s 2016 Incentive Award Plan.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Marcus A. Lemonis(1)	51	Chief Executive Officer and Chairman of the Board
Matthew D. Wagner(2)	39	President
Thomas E. Kirn(3)	38	Chief Financial Officer
Lindsey J. Christen(4)	44	Chief Administrative and Legal Officer and Secretary

(1)	See biography on page 10 of this proxy statement.
(2)	Matthew D. Wagner has served as Camping World Holdings, Inc.’s President since July 2024. Mr. Wagner previously served as Chief Operating Officer from January 2023 to June 2024, Executive Vice President from August 2019 to December 2022, Senior Vice President, Sales, Marketing, and Corporate Development, from December 2018 to August 2019, and the Vice President of Inventory Operations for FreedomRoads from May 2016 to December 2018. Mr. Wagner joined the Company in 2007 as an inventory analyst. Mr. Wagner received a B.S. degree in Finance and Operations and Supply Chain from Marquette University.
(3)	Thomas E. Kirn has served as the Company’s Chief Financial Officer since July 2024 and has served as the Company’s Chief Accounting Officer since September 2020. Mr. Kirn joined the Company in September 2019 as the Chief Financial Officer for FreedomRoads, an indirect subsidiary of the Company. Prior to joining FreedomRoads, Mr. Kirn held various roles at Ernst & Young, LLP from 2009 to 2019. Mr. Kirn holds a B.A. in Accounting and a B.A. in Hispanic Studies from Illinois Wesleyan University.
(4)	Lindsey J. Christen has served as Chief Administrative and Legal Officer of Camping World Holdings, Inc. and CWGS, LLC and its subsidiaries since July 2023. Ms. Christen previously served as Executive Vice President of CWGS LLC and its subsidiaries from February 2022 until July 2023 and General Counsel and Secretary of Camping World Holdings, Inc. and CWGS, LLC and its subsidiaries since June 2020. Ms. Christen previously served as Senior Vice President of CWGS, LLC and its subsidiaries from June 2020 to February 2022, as Assistant General Counsel of Good Sam Enterprises, LLC, Camping World, Inc. and FreedomRoads from 2011 until June 2020 and Corporate Counsel of Camping World, Inc. and FreedomRoads from 2008 to 2011. Ms. Christen received a J.D. from Brooklyn Law School in 2007 and a B.A. from Villanova University.

CORPORATE GOVERNANCE

GENERAL

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of Camping World. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Governance” section of the “Investor Relations” page of our website located at investor.campingworld.com, or by writing to our Secretary at our offices at 2 Marriott Drive, Lincolnshire, Illinois 60069.

BOARD COMPOSITION

Our Board currently consists of eight (8) members: Andris A. Baltins, Brian P. Cassidy, Mary J. George, Kathleen S. Lane, Marcus A. Lemonis, Michael W. Malone, Brent L. Moody, and K. Dillon Schickli. Our Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of the Company. Our directors may be removed only for cause, at a meeting called for that purpose.

VOTING AGREEMENT

In connection with the initial public offering of our Class A common stock in October 2016 (our “IPO”), ML Acquisition, ML RV Group, CVRV Acquisition II LLC, CVRV Acquisition LLC and Crestview entered into a Voting Agreement with us (the “Voting Agreement”).

Pursuant to the Voting Agreement, Crestview, a registered investment adviser to private equity funds, including funds affiliated with Crestview Partners II GP, L.P., has the right to designate one of our directors (the “Crestview Director”) for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). Each of ML Acquisition and ML RV Group has agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate certain of our directors (the “ML Acquisition Directors”), which will be four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis). Moreover, ML RV Group has the right to designate one director for as long as it holds our one share of Class C common stock (the “ML RV Director”). Funds affiliated with Crestview have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director.

Additionally, pursuant to the Voting Agreement, we must take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight (8) directors); (ii) the individuals designated in

CORPORATE GOVERNANCE

accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to fill the applicable vacancies on the Board; and (iv) an ML Acquisition Director or the ML RV Director to be the Chairperson of the Board (as defined in our Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Certificate of Incorporation or Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.

The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units of CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for the hiring and termination of our Chief Executive Officer; provided, however, that the approval of the ML Related Parties, as applicable, will only be required at such time as Marcus A. Lemonis no longer serves as our Chief Executive Officer.

As a result of the Voting Agreement, we expect that the parties to the agreement acting in conjunction will control the election of directors at Camping World.

DIRECTOR INDEPENDENCE

Our Board has affirmatively determined that each of Andris A. Baltins, Brian P. Cassidy, Mary J. George, Kathleen S. Lane, Michael W. Malone and K. Dillon Schickli is independent, as defined under rules of the New York Stock Exchange (the “NYSE”). In evaluating and determining the independence of the directors, the Board considered that Camping World may have certain relationships with its directors. Specifically, the Board considered that Brian P. Cassidy is affiliated with Crestview Partners II GP, L.P., which is the beneficial owner of outstanding shares of Common Stock representing approximately 6.1% of combined voting power as of March 21, 2025. The Board also considered that Andris A. Baltins is a member of Kaplan, Strangis and Kaplan, P.A., a law firm that provides legal services to the Company from time to time. The Board determined that these relationships do not impair the foregoing directors’ independence from us and our management.

CONTROLLED COMPANY EXEMPTION

Pursuant to the terms of the Voting Agreement, Marcus A. Lemonis, through his beneficial ownership of our shares directly or indirectly held by ML Acquisition and ML RV Group, and certain funds controlled by Crestview Partners II GP, L.P., in the aggregate, have more than 50% of the voting power for the election of directors, and, as a result, we are considered a “controlled company” for the purposes of the NYSE listing requirements. As such, we qualify for, and may rely on, exemptions from certain corporate governance requirements. As a result, we are not subject to certain corporate governance requirements, including that a majority of our Board consists of “independent directors,” as defined under the rules of the NYSE. In addition, we are not required to have a nominating and corporate governance committee or compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities or to conduct annual performance evaluations of the nominating and corporate governance and compensation committees. In the future, we may elect to rely on such exemptions. Accordingly, our

CORPORATE GOVERNANCE

stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the NYSE.

If at any time we cease to be a “controlled company” under the rules of NYSE, our Board intends to take all action necessary to comply with the NYSE corporate governance rules.

DIRECTOR CANDIDATES

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board, subject to any obligations and procedures governing the nomination of directors to the Board that may be included in the Voting Agreement and any other stockholders agreement to which we are a party.

To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest, and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.

Under the Voting Agreement, ML Acquisition has been deemed to have designated Messrs. Baltins and Schickli, and ML RV Group has been deemed to have designated Mr. Lemonis, for the applicable elections to our Board. Crestview has been deemed to have designated Mr. Cassidy for election to our Board.

In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider (i) minimum individual qualifications, including a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments and (ii) all other factors it considers appropriate, which may include experience in corporate management, experience as a board member of other public companies, relevant professional or academic experience, leadership skills, financial and accounting background, executive compensation background and whether the candidate has the time required to fully participate as a director of the Company. In particular, experience, qualifications or skills in the following areas are particularly relevant: retail merchandising; marketing and advertising; consumer goods; sales and distribution; accounting, finance, and capital structure; strategic planning and leadership of complex organizations; legal/regulatory and government affairs; people management; communications and interpersonal skills and board practices of other major corporations. Our Corporate Governance Guidelines provide that the Board should monitor the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Our Nominating and Corporate Governance Committee believes that our Board, taken as a whole, should embody diverse skills, experiences and qualifications.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Camping World Holdings, Inc., 2 Marriott Drive, Lincolnshire, Illinois 60069. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

COMMUNICATIONS FROM INTERESTED PARTIES

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the Board, the Chairman of the Board, the lead independent director, the chairperson of any committee, the non-management or independent directors as a group or any individual directors, may do so by addressing such communications or concerns

CORPORATE GOVERNANCE

to the Secretary of the Company, 2 Marriott Drive, Lincolnshire, Illinois 60069, who will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Board exercises its discretion in combining or separating the roles of Chairman of the Board and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. We believe that we, like many U.S. companies, are well-served by a flexible leadership structure. Currently, the roles are combined, with Mr. Lemonis serving as Chairman of the Board and Chief Executive Officer. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our company and its stockholders at this time because it promotes unified leadership by Mr. Lemonis and allows for a single, clear focus for management to execute the Company’s strategy and business plans. Our Board is comprised of individuals with extensive experience in finance, the retail industry and public company management. For these reasons and because of the strong leadership of Mr. Lemonis as Chairman of the Board and Chief Executive Officer, our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent members of the Board may elect among themselves a lead independent director. As Mr. Lemonis, the Chairman of the Board, is not an independent director, the independent directors of the Board have appointed Ms. George to serve as our lead independent director. The lead independent director’s responsibilities include, without limitation:

●	Approving Board and annual stockholder meeting schedules and setting agendas, together with the Chairman of the Board and Chief Executive Officer;
●	Calling and presiding over executive sessions of the non-management and independent directors;
●	Consulting with the Chairman of the Board and Chief Executive Officer to ensure sufficient time is allotted during Board meetings for effective discussion of agenda items and key issues;
●	Advising on Board informational needs;
●	Engaging with the Chairman of the Board to facilitate communication between management and the independent directors;
●	Engaging with the Chairman of the Board to debrief on decisions reached and suggestions made at meetings;
●	Facilitating discussion among the independent directors on key issues and concerns outside of board meetings;
●	Presiding at Board meetings in the absence of the Chairman; and
●	Working with the independent directors to execute an annual performance evaluation of the Chief Executive Officer.

The Board may modify its leadership structure in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our management is responsible for our day-to-day risk management activities and the Board and the Board committees have an active role in overseeing management of the Company’s risks. The Board will regularly review information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and

CORPORATE GOVERNANCE

arrangements. The Company’s Audit Committee oversees management of financial and cybersecurity risks. As part of this oversight, the Audit Committee receives periodic briefings, no less than annually, from senior management on information security matters, including data privacy and cyber-security. The Nominating and Corporate Governance Committee manages risks associated with the Company’s corporate governance framework. Our Board is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

INSIDER TRADING AND COMPLIANCE POLICY

Our Board has adopted an Insider Trading Compliance Policy that governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers and other employees of the Company. We believe our Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 28, 2025.

The Insider Trading Compliance Policy prohibits our directors, officers and employees, certain members of their families and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.

CODE OF ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. A copy of the code is available on our website at investor.campingworld.com in the “Governance” section of the “Investor Relations” page. We expect that any amendments to the code, or any waivers of its requirements, that are required to be disclosed by SEC or NYSE rules will be disclosed on our website.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS

There were thirteen (13) meetings of the Board during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at investor.campingworld.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend. Seven (7) of our then-current members attended our 2024 Annual Meeting of Stockholders.

EXECUTIVE SESSIONS

The independent members of the Board meet in regularly scheduled executive sessions. Such meetings are presided over by the lead independent director  or, in the lead independent director’s absence, a director selected on a meeting-by-meeting basis by a majority of the independent directors present.

COMMITTEES OF THE BOARD

Our Board has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Andris A. Baltins(1)			Chair
Brian P. Cassidy		X
Mary J. George(2)		Chair
Kathleen S. Lane	X
Marcus A. Lemonis
Michael W. Malone	Chair		X
Brent L. Moody
K. Dillon Schickli(3)	X	X

(1)	Effective after the Annual Meeting, Mr. Baltins will no longer serve as the Chair of the Nominating and Corporate Governance Committee; however, he will serve as Chair of the Compensation Committee and continue to serve as a member of the Nominating and Corporate Governance Committee.
(2)	Effective after the Annual Meeting, Ms. George will no longer serve as the Chair of the Compensation Committee; however, she will continue to serve as a member of the Compensation Committee. Ms. George also continues to serve as lead independent director as elected by the independent directors of the Board.
(3)	Effective after the Annual Meeting, Mr. Schickli will no longer serve as a member of the Compensation Committee; however, he will serve as Chair of the Nominating and Corporate Governance Committee and continue to serve as a member of the Audit Committee.

AUDIT COMMITTEE

Our Audit Committee’s responsibilities include, but are not limited to:

●	appointing, retaining, overseeing, approving the compensation of, and assessing the independence of our independent registered public accounting firm and any other registered public accounting firm that may be engaged for audit, attestation and related services;
●	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
●	discussing the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;
●	discussing with the independent registered public accounting firm audit problems or difficulties;
●	discussing our risk assessment and management policies, including information security matters and risks;
●	reviewing and approving related person transactions;
●	reviewing and pre-approving audit and non-audit services proposed to be performed by the independent registered public accounting firm, as further described on page 16 of this proxy statement; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting or auditing matters.

COMMITTEES OF THE BOARD

The Audit Committee charter is available on our website at investor.campingworld.com. The current members of the Audit Committee are Michael W. Malone, Kathleen S. Lane and K. Dillon Schickli, with Mr. Malone serving as Chair. Our Board has affirmatively determined that each of Messrs. Malone and Schickli and Ms. Lane meets the definition of “independent director” for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the NYSE rules, including those related to Audit Committee membership. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of NYSE. In addition, our Board has determined that each of Mr. Malone and Mr. Schickli qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee met four (4) times during the fiscal year ended December 31, 2024.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for, among other matters:

●	reviewing and setting or making recommendations to the Board regarding the compensation of the CEO and the other executive officers;
●	reviewing and approving or making recommendations to the Board regarding our cash and equity incentive plans and arrangements;
●	reviewing and making recommendations to the Board with respect to director compensation; and
●	reviewing and discussing with management our “Compensation Discussion and Analysis.”

Pursuant to the Compensation Committee’s charter, which is available on our website at investor.campingworld.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Compensation Committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it deems appropriate, including the authority to request any officer, employee or adviser of the Company to meet with the Compensation Committee or any advisers engaged by the Compensation Committee. In addition to the foregoing and other authority expressly delegated to the Compensation Committee in the charter, the Compensation Committee may also exercise any other powers and carry out any other responsibilities consistent with the charter, the purposes of the Compensation Committee, the Company’s Amended and Restated Bylaws and applicable rules of NYSE. See “Executive Compensation—Executive Summary” and “Director Compensation—Narrative Disclosure to Director Compensation Table” below for more information on our processes and procedures for determining executive and director compensation.

The current members of our Compensation Committee are Brian P. Cassidy, Mary J. George and K. Dillon Schickli, with Ms. George serving as Chair. As noted above, following the Annual Meeting, the members of the Compensation Committee will be Andris A. Baltins, Brian P. Cassidy and Mary J. George, with Mr. Baltins serving as Chair. Mr. Baltins, Mr. Cassidy, Ms. George and Mr. Schickli each qualifies as an independent director under the NYSE’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The Compensation Committee met six (6) times during the fiscal year ended December 31, 2024.

COMMITTEES OF THE BOARD

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee is responsible for, among other matters:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors, including pursuant to the Voting Agreement (for so long as such agreement is in effect);
●	reviewing, at least annually, the Board committee structure and, except where the Company is legally required by contract, bylaw or otherwise to provide third parties with the right to designate directors to serve on committees of the Board, including pursuant to the Voting Agreement (for so long as such agreement is in effect), recommending to the Board for its approval directors to serve as members of each committee;
●	overseeing the annual self-evaluations of management and the Board and its committees; and
●	developing and recommending to our Board a set of corporate governance guidelines and principles.

The Nominating and Corporate Governance Committee charter is available on our website at investor.campingworld.com. Our Nominating and Corporate Governance Committee consists of Andris A. Baltins and Michael W. Malone, with Mr. Baltins serving as Chair. As noted above, following the Annual Meeting, the members of the Nominating and Corporate Governance Committee will be Andris A. Baltins, Michael W. Malone and K. Dillon Schickli, with Mr. Schickli serving as Chair. Each of Messrs. Baltins, Malone and Schickli qualifies as independent under the rules of NYSE. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met six (6) times during the fiscal year ended December 31, 2024.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis section discusses and analyzes the executive compensation program for our named executive officers for fiscal 2024. Our named executive officers for fiscal year 2024, which consist of our principal executive officer, our principal financial officer, and our next three most highly compensated executive officers for fiscal year 2024, were:

●	Marcus A. Lemonis, who serves as Chief Executive Officer and Chairman of the Board and is our principal executive officer;
●	Thomas E. Kirn, who has served as Chief Financial Officer since July 1, 2024, served as Chief Accounting Officer prior to such date, and is our principal financial officer and principal accounting officer;
●	Matthew D. Wagner, who has served as President since July 1, 2024, served as Chief Operating Officer prior to such date, and is our principal operating officer;
●	Lindsey J. Christen, who serves as Chief Administrative and Legal Officer and Secretary;
●	Brent L. Moody, who served as President through June 30, 2024 (following which he continued to serve as Senior Advisor through December 31, 2024); and
●	Karin L. Bell, who served as Chief Financial Officer through June 30, 2024 (following which she continued to serve as Senior Advisor through February 28, 2025).

As noted above, the Compensation Discussion and Analysis section describes our historical executive compensation program for our named executive officers as of the end of fiscal 2024.

EXECUTIVE SUMMARY

Our Business and Strategy

We are the world’s largest retailer of RVs and related products and services. Our vision is to build a long-term legacy business that makes RVing fun and easy, and our Camping World and Good Sam brands have been serving RV consumers since 1966. We strive to build long-term value for our customers, employees, and shareholders by combining a unique and comprehensive assortment of RV products and services with a national network of RV dealerships, service centers and customer support centers along with the industry’s most extensive online presence and a highly-trained and knowledgeable team of associates serving our customers, the RV lifestyle, and the communities in which we operate.

Fiscal Year 2024 Overall Performance

As reflected in the charts below, in the year ended December 31, 2020 compared to the year ended December 31, 2024, total revenue increased from $5.4 billion in 2020 to $6.1 billion in 2024 (decreasing 2.0% from 2023 to 2024), net income (loss) decreased from $349.1 million1 in 2020 to $(78.9) million in 2024 (decreasing $131.8 million from 2023 to 2024), and Adjusted EBITDA decreased from $565.0 million in 2020 to $178.8 million in 2024 (decreasing 37.5% from 2023 to 2024).2

1 As discussed in Note 1—Summary of Significant Accounting Policies—Revisions to Prior Period Consolidated Financial Statements of the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, we revised prior period net income (loss) for the correction of errors that impacted income tax benefit (expense). For the years ended December 31, 2020 and 2021, the previously reported net income of $344.2 million and $642.1 million, respectively, were adjusted by $4.9 million and $3.4 million, respectively, which resulted in revised net income of $349.1 million and $645.5 million, respectively.

EXECUTIVE COMPENSATION

2 Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of Adjusted EBITDA to net income, see “Appendix A — Non-GAAP Financial Measures”. Although certain employment agreements and compensation plans for our named executive officers reference “EBITDA” in relation to certain cash incentive compensation arrangements, the “EBITDA” in these agreements and plans is consistent with Adjusted EBITDA and will be referred to in this proxy statement as Adjusted EBITDA.

In 2024, and as described in the following sections, our named executive officers were compensated in a manner consistent with our overall financial performance, as shown above.

Compensation Philosophy, Objectives and Rewards

Our executive compensation program has been designed to motivate, reward, attract and retain high caliber management deemed essential to ensure, and capitalize on, our success. The program seeks to closely align executive compensation with our short- and long-term business objectives, business strategy and company-wide financial performance.

We believe our compensation philosophy and program reflects the following general principles and objectives:

●	Attract and retain talent—The total compensation package is designed to attract, retain and motivate highly qualified executives capable of leading us to greater performance. Base salary and annual incentives provide a competitive annual total cash compensation opportunity in the short term and equity incentives provide a competitive opportunity over the long term.
●	Supportive of our mission and values—Compensation supports our mission to integrate and grow the company as a unified single enterprise. We inherently believe that we are most successful when we collaborate for the benefit of the overall business.
●	Aligned with stockholder interests—The interests of executives should align with the interests of our stockholders by tying their incentives to performance measures that correlate well with the creation of stockholder value.
●	Balanced—Compensation plan designs promote a balance between annual and long-term business results in order to drive long-term stockholder value creation.

Process for Setting Executive Compensation

Upon becoming a public company, we adopted a written charter for our Compensation Committee that establishes, among other things, the Compensation Committee’s purpose and its responsibilities with respect to executive compensation. The charter of the Compensation Committee provides that the Compensation Committee has the principal authority for, among other things, determining and approving, or recommending to our Board for approval, the compensation awards available to our named executive officers and is charged with reviewing our executive compensation, management development and succession and director compensation to ensure adherence to our compensation philosophies and objectives.

The Compensation Committee’s annual process considers our financial performance, as well as the relative performance of the executive officers throughout the fiscal year. The timing of these determinations is set in order to enable the Compensation Committee to examine and consider our financial performance and relative performance of the executive officers during the previous fiscal year in establishing the upcoming fiscal year’s compensation and performance goals. Throughout this process, the Compensation Committee receives input from the Chief Executive Officer.

EXECUTIVE COMPENSATION

Role of Compensation Consultant

The Compensation Committee is authorized to retain the services of executive compensation advisors, in its discretion, to assist with the establishment and review of our compensation programs and related policies. Beginning in April 2016, in connection with the preparation of our IPO, Meridian Compensation Partners, LLC (“Meridian”) was retained by the Compensation Committee to provide guidance in establishing our executive compensation program as a public company and to develop a peer group of publicly traded companies in order to perform industry comparisons. Since our initial retainment of Meridian in 2016, the Compensation Committee has considered guidance provided by Meridian to assess the overall competitiveness of our existing executive compensation program and to provide recommendations for long-term equity incentive awards to our named executive officers. Commencing in 2018, we also requested that Meridian review our director compensation program, including our equity incentive award grant practices to our directors. Meridian provided a benchmark study utilizing our established peer group companies and provided updated studies in 2023 and 2024 for purposes of reviewing our executive and non-employee director compensation programs against our current peer group’s practices. Our peer group includes companies we compete with for executive talent due to our industry overlap. The Compensation Committee takes size and revenue distinctions into consideration when reviewing the results of market data analysis. The Compensation Committee uses this information to evaluate how our pay practices compare to market practices, though does not establish compensation levels solely based on a review of such information or benchmark to any particular level. Meridian considered the following characteristics when determining the peer group:

●	Companies with retail sales of vehicles, recreational equipment and related items
●	Companies with 0.5x to 2x CWH’s revenue at the time the peer group was selected, with range expanded to address available companies
●	Companies with market capitalizations that are within a reasonable range of CWH’s market capitalization

We believe our peer group provides the Company and the Compensation Committee with a valid comparison and benchmark for our executive compensation program and governance practices, which peer group is comprised of the following publicly traded companies for 2024 (which remained unchanged from our 2023 peer group):

● Advance Auto Parts Inc.	● Dorman Products Inc.	● Patrick Industries, Inc.
● Asbury Automotive Group Inc.	● Group 1 Automotive Inc.	● Polaris Inc.
● Autozone Inc.	● Hibbett Sports Inc.	● Sonic Automotive Inc.
● Big 5 Sporting Goods Corp.	● LCI Industries	● Thor Industries Inc.
● Brunswick Corp.	● Lithia Motors Inc.	● Tractor Supply Co.
● Cavco Industries Inc.	● MarineMax Inc.	● Winnebago Industries Inc
● Dicks Sporting Goods Inc.	● O’Reilly Automotive Inc.

The Compensation Committee has considered the adviser independence factors required under SEC rules in 2024 as they relate to Meridian and has concluded that Meridian’s work has not raised any conflicts of interest.

Role of Management

The Chief Executive Officer recommends to the Compensation Committee compensation packages for executives who report directly to him, including the named executive officers other than himself. While the Compensation Committee utilized this information and valued management’s observations with regard to compensation, the ultimate decisions regarding executive compensation are made by the Compensation Committee or the Board upon the recommendation of the Compensation Committee.

The current compensation levels of our executive officers, including the named executive officers, primarily reflect the varying roles and responsibilities of each individual, as well as the length of time each executive officer has been employed by the Company. As a result of the Compensation Committee’s assessment of our Chief Executive Officer’s role and responsibilities within the Company and Mr. Lemonis’ election to forego cash compensation upon becoming a public company, there has historically been a significant difference between his compensation level and those of our other

EXECUTIVE COMPENSATION

executive officers other than in 2021, where Mr. Lemonis received a special one-time stock grant (as described below). In January 2025, upon the recommendation of Meridian, the Compensation Committee determined to make certain changes to Mr. Lemonis’ compensation as our Chief Executive Officer, as described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Employment Agreements,” including the commencement of cash compensation to Mr. Lemonis.

Stockholder Say-On-Pay Votes

In connection with our Annual Meeting of Stockholders to be held on May 15, 2025, we will provide our stockholders with the opportunity to cast an advisory vote on executive compensation (“say-on-pay”). We are pleased that our shareholders, at a rate of approximately 99.3% of the shares present and entitled to vote on the proposal at the 2024 Annual Meeting of Stockholders, overwhelmingly approved of our executive compensation program at such meeting. We will continue to consider the outcome of such “say-on-pay” vote when making compensation decisions regarding our named executive officers and determining compensation policies.

Elements of Our Executive Compensation Program

Historically, and through fiscal 2024, our executive compensation program generally consisted of the following elements: base salary, cash-based incentive compensation, stock-based compensation, severance pay and other benefits potentially payable upon termination of employment or change in control, health, welfare and retirement benefits and perquisites; each established as part of our program in order to achieve the compensation objective outlined below with respect to each element.

The following describes the primary components of our executive compensation program for each of our named executive officers, the rationale for that component, and how compensation amounts are determined.

Base Salaries

The base salaries of our named executive officers are an important part of their total compensation package, and are intended to reflect their respective positions, duties and responsibilities. Base salary is a visible and stable fixed component of our compensation program. Although the Compensation Committee believes that a substantial portion of each executive officer’s total compensation should be performance-based, the Compensation Committee also recognizes the importance of setting base salaries at levels that will attract, retain and motivate top talent.

In setting annual base salary levels, the Compensation Committee takes into account competitive considerations, individual performance, time in position, and internal pay equity. On a prospective basis, we intend to continue to evaluate the mix of base salary, short-term incentive compensation and long-term incentive compensation to appropriately align the interests of our named executive officers with those of our stockholders.

For fiscal year 2024, we placed emphasis on the long-term incentive compensation component and determined there would be no across-the-board increase to base salaries of our named executive officers from the base salaries provided in fiscal year 2023. Mr. Lemonis’ base salary remained at $0 during 2024.

The actual salaries paid to each named executive officer for 2024 are set forth below in the Summary Compensation Table in the column entitled “Salary.”

With respect to fiscal year 2024, our named executive officers other than Mr. Lemonis were entitled to the base salaries noted below:

Named Executive Officer	2024 Base Salary
Thomas E. Kirn(1)	$400,000
Matthew D. Wagner(2)	$300,000
Lindsey J. Christen	$300,000
Brent L. Moody(3)	$250,000
Karin L. Bell(4)	$400,000

EXECUTIVE COMPENSATION

(1)	Effective July 1, 2024, Mr. Kirn’s base salary was increased from $350,000 to $400,000 in connection with his promotion to Chief Financial Officer.
(2)	Effective July 1, 2024, Mr. Wagner assumed the role of President with no change to his base salary of $300,000.
(3)	Effective July 1, 2024, Mr. Moody assumed the role of Senior Advisor with no change to his base salary of $250,000.
(4)	Effective July 1, 2024, Ms. Bell assumed the role of Senior Advisor with no change to her base salary of $400,000.

Annual Performance-Based Cash Incentives

We believe that the payment of annual, performance-based cash compensation provides incentives necessary to retain executive officers and reward them for short-term company performance. Pursuant to their respective employment agreements each of our named executive officers other than Mr. Lemonis is eligible to receive an annual performance-based cash bonus. Each of the named executive officers other than Mr. Lemonis entered into amendments to their employment agreements effective July 1, 2024. Prior to those amended employment agreements, for the period of January 1, 2024 to June 30, 2024, Mr. Kirn and Ms. Christen had the opportunity to earn a bonus up to $525,000 and $600,000, respectively; Mr. Wagner and Mr. Moody each had individual targets of 0.15% and 0.28%, respectively, of the full-year Company-wide consolidated target Adjusted EBITDA, and Mr. Wagner also had an opportunity to earn a bonus of up to $500,000 based on achievement of specified performance objectives; and Ms. Bell had an individual target of 200% of her annual base salary based on achievement of specified performance objectives. Subsequent to those amendments, effective July 1, 2024, Mr. Kirn had an individual target of 200% of his annual base salary based on achievement of specified performance objectives, Mr. Wagner had an individual target of 0.175% of the full-year Company-wide consolidated target Adjusted EBITDA and an opportunity to earn a bonus of up to $500,000 based on achievement of specified performance objectives, Ms. Christen continued to have an opportunity to earn a bonus up to $600,000, Mr. Moody had an individual target of 0.125% of the full-year Company-wide consolidated target Adjusted EBITDA and Ms. Bell instead was eligible to earn a bonus of $100,000 subject to her continued employment as a Senior Advisor through the term of her amended employment agreement (February 28, 2025). Except with respect to the $100,000 bonus related to Ms. Bell’s role as Senior Advisor, each executive was eligible to earn a bonus for 2024 based on the prorated target opportunities applicable for the half of the year that they were effective.

Mr. Wagner and Mr. Moody were eligible to receive incentive draw payments from their respective annual bonuses throughout the year based upon our estimated Adjusted EBITDA performance, with the final incentive award earned determined based on actual Adjusted EBITDA performance for the year. After the year is completed, the interim amounts paid are reviewed against the actual incentive award earned and Mr. Wagner and Mr. Moody each receive a payout of the difference. If any overpayments to Mr. Wagner and/or Mr. Moody occurred based on final results, those amounts will be repaid to the Company.

Based on the Company’s audited financial results for 2024, the Company had a shortfall from the budgeted Adjusted EBITDA goal of $371.4 million with final consolidated Adjusted EBITDA performance of $178.8 million. In accordance with the budgeted Adjusted EBITDA performance goal, Mr. Wagner and Mr. Moody received bonus payments based on the formula set forth in their respective employment agreements as adjusted towards year-end as appropriate based on the final Adjusted EBITDA performance results and taking into account any applicable adjustments to our financial statements for prior years. Mr. Wagner received incentive draw payments of $244,583 during fiscal year 2024, with the remaining $39,936 of the fiscal 2024 incentive award paid in March 2025, for a total payout of $284,520, which is equal to 0.15% of the Company-wide consolidated Adjusted EBITDA for the six months ended June 30, 2024 and 0.175% of the Company-wide consolidated Adjusted EBITDA for the six months ended December 31, 2024. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to $500,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2024, Mr. Wagner received an annual bonus of $500,000, which is equal to 100% of his target bonus and was paid in March 2025. For 2024, Mr. Moody received a final-adjusted payout, based on his bonus percentage of 0.28% for the six months ended June 30, 2024 and 0.125% thereafter, equal to $399,975.

Mr. Kirn, Ms. Bell, and Ms. Christen received total incentive compensation payments for 2024 of $662,500, $398,904 and $600,000, respectively, pursuant to the terms of their employment agreements. Pursuant to her amended employment agreement, Ms. Bell’s prorated incentive compensation payment of $398,904 was paid in July 2024. Additionally, Ms. Bell’s $100,000 bonus relating to her role as Senior Advisor was paid in February 2025. For Mr. Kirn and Ms. Christen,

EXECUTIVE COMPENSATION

incentive compensation amounts equal to 22% and 60%, respectively, of their annual target opportunity were advanced during 2024 with the intention to more closely align the timing of the payments of their incentive compensation with the activities performed to meet or exceed such incentive compensation targets. Similar to Mr. Wagner, after the year is completed, the interim amounts paid are reviewed against the actual incentive award earned and each such executive received a payout of the difference.

Mr. Lemonis, was not eligible to receive, and did not receive, any cash bonus payment for fiscal year 2024.

The amounts equal to the fiscal year 2024 incentive award amounts actually earned by each named executive officer are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

The annual performance-based cash compensation to named executive officers, as discussed above, is intended as a retention tool by providing them with an opportunity to earn cash incentives based on our attainment of pre-established performance goals and to motivate covered key executives toward even greater achievement and business results.

Stock-Based Incentives

We view stock-based compensation as an important component of our balanced total compensation program. Stock-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our employees, including our executives, with those of our stockholders.

In connection with our IPO, our Board adopted, and our stockholders approved, the 2016 Plan, pursuant to which we can make grants of incentive compensation to our employees, consultants and non-employee directors. Under the 2016 Plan, we can make grants in the form of stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units (“RSU”), dividend equivalents and other stock or cash-based awards.

In 2024, pursuant to our 2016 Plan, we granted RSU awards to each of our named executive officers other than Mr. Lemonis, Mr. Moody and Ms. Bell. In connection with the execution of their amended employment agreements effective as of July 1, 2024, we granted each of Mr. Kirn, Mr. Wagner and Ms. Christen an award of 100,000 RSUs, which are scheduled to vest in five equal installments on each of the first five anniversaries of August 15, 2024, subject to continued employment through the applicable vesting dates.

Perquisites and Other Benefits

Certain of our named executive officers are provided with perquisites to aid in the performance of their respective duties and to provide competitive compensation with executives with similar positions and levels of responsibilities. Ms. Bell, Mr. Wagner and Ms. Christen are provided with a Company-owned car and the Company insures the car, pays all registration, license, taxes and other fees on the car, reimburses Ms. Bell, Mr. Wagner and Ms. Christen for all maintenance costs on the car and provides them gross up payments to cover the taxes on income imputed for personal use of the company-owned car. For additional information about the perquisites provided to our named executive officers, please see the “All Other Compensation” column of the Summary Compensation Table, and “Narrative to the Summary Compensation Table—Other Compensation Arrangements—Employee Benefits and Perquisites” below.

Health and Welfare Benefits

Our benefit programs are established based upon an assessment of competitive market factors and a determination of what is needed to attract, retain and motivate high caliber executives. Our full-time employees, including our named executive officers, are eligible to participate in our general health and welfare plans, including:

●	medical, dental and vision benefits;
●	medical and dependent care flexible spending accounts;
●	short-term and long-term disability insurance; and

EXECUTIVE COMPENSATION

●	life insurance.

We believe the general benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers. We do not provide any additional special benefits arrangements for our executive officers.

Deferred Compensation and Other Retirement Benefits

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants. Employees and named executive officers are immediately vested in their individual contributions and vest 20% in their company matching and profit-sharing contributions after two years of service and an additional 20% for each year of service thereafter.

We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies. We did not make discretionary matching contributions to our named executive officers in fiscal year 2024, since their annual gross earnings were above the eligibility limit, except Mr. Lemonis who does not participate in our 401(k) plan. We do not currently maintain, and our named executive officers do not currently participate in or have a vested right to, any defined benefit pension plans, supplemental executive retirement plans, or other deferred compensation plans.

Employment Agreements and Severance Arrangements

The Compensation Committee believes it is in the Company’s best interest to enter into employment agreements to attract talented executives to join our management team. The highly competitive market for key leadership positions means we otherwise may be at a competitive disadvantage in trying to hire and retain key executives if we are not able to provide them the type of protection included in such agreements.

The specific terms of these agreements are described below under the heading “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements—Employment Agreements.” Each of the employment agreements provide for severance arrangements in connection with a termination of employment of such named executive officer.

As noted previously, prior to 2025, Mr. Lemonis elected to forego the opportunity to receive severance payments upon a termination of employment to more closely align his compensation with the returns realized by our stockholders. However, in light of the Company’s desire to retain and incentivize Mr. Lemonis, the Company and Mr. Lemonis entered into an amended and restated employment agreement on January 26, 2025, which provides for severance payments upon a qualifying termination of employment.

The details of all named executive officer severance arrangements are described below under the heading “—Potential Payments Upon Termination or Change in Control.” There is no general company severance policy in place for our employees.

Tax Considerations

As a general matter, our Board of Directors and the Compensation Committee review and consider the various tax and accounting implications of compensation programs we utilize.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows public companies a tax deduction for compensation in excess of $1,000,000 paid to “covered employee” (within the meaning of Section 162(m)), including their chief executive officer or an individual acting in such a capacity and certain other most highly compensated executive officers employed as of the end of the year. Prior to the TCJA, this limitation did not apply to compensation that was paid only if the executive’s performance met pre-established objective goals based on performance criteria approved by our stockholders.

EXECUTIVE COMPENSATION

The TCJA repealed the exemption from Section 162(m)’s deduction limit for performance-based compensation, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for TCJA transition relief applicable to certain arrangements in place as of November 2, 2017. Because of the ambiguities and uncertainties as to the interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the TCJA legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that any compensation intended to satisfy the requirements for exemption from Section 162(m) will, in fact, do so. In addition, for any taxable year beginning after December 31, 2026, the American Rescue Plan Act of 2021 updated Section 162(m) to include an additional five highest paid employees to the definition of “covered employees.” Accordingly, some portion of the compensation paid to a Company executive may not be tax deductible by us under Section 162(m).

Clawback Policy

Effective October 2, 2023, our Board adopted a policy for the recovery of erroneously awarded compensation (the “Clawback Policy”) that applies to certain incentive-based compensation received by the Company’s current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement. Our Clawback Policy is intended to comply with SEC and NYSE listing requirements.

As disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, we made a correction of an error to previously issued financial statements that required a recovery analysis of incentive-based compensation received by the Company’s executive officers. The Company determined that no recovery of incentive-based compensation was required as the correction resulted in no changes to the performance metrics used to determine incentive-based compensation for executive officers during the last three completed fiscal years.

Stock Ownership Guidelines

We adopted an executive stock ownership policy encouraging (a) our named executive officers other than Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least three times the value of the executive’s annual base salary and (b) Mr. Lemonis to hold, directly or indirectly, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to at least $5,000,000. We anticipate that each of our named executive officers who remained employed as of December 31, 2024 will meet their required level of holdings within five years of the date in which they become subject to the policy in accordance with our executive stock ownership policy.

Anti-Hedging Policy

Our insider trading compliance policy prohibits all employees, including our executive officers, and our directors from engaging in speculative transactions in our stock, including hedging transactions, short sales and pledges.

EXECUTIVE COMPENSATION

Equity-Grant Practices

We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety. During 2024, we did not grant any stock options or option-like instruments.

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table contains information about the compensation earned by each of our named executive officers during our most recently completed fiscal years ended December 31, 2024, 2023 and 2022.

					Non-Equity
					Incentive Plan	All Other
				Stock Awards	Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)(5)	($)	($)(6)	Total ($)
Marcus A. Lemonis	2024	—	—	—	—	13,414	13,414
Chief Executive Officer and	2023	—	—	—	—	11,241	11,241
Chairman of the Board	2022	—	—	—	—	11,192	11,192
Thomas E. Kirn(1)	2024	375,137	—	1,738,640	662,500	—	2,776,277
Chief Financial Officer	2023	350,000	—	440,656	525,000	—	1,315,656
Matthew D. Wagner(2)	2024	300,000	—	1,758,860	784,520	57,587	2,900,967
President	2023	300,000	—	1,410,915	929,320	29,819	2,670,054
	2022	300,000	—	—	1,124,083	—	1,424,083
Lindsey J. Christen	2024	300,000	—	1,758,860	600,000	48,252	2,707,112
Chief Administrative and	2023	300,000	—	660,984	600,000	39,421	1,600,405
Legal Officer and Secretary
Brent L. Moody(3)	2024	250,000	—	—	399,975	52,691	702,666
President	2023	250,000	—	—	801,396	52,313	1,103,709
	2022	250,000	—	—	1,829,492	51,908	2,131,400
Karin L. Bell(4)	2024	400,000	—	—	398,904	57,170	856,074
Chief Financial Officer	2023	400,000	—	660,984	800,000	56,278	1,917,262
	2022	379,315	—	—	686,233	53,742	1,119,290

(1)	Mr. Kirn commenced serving as our Chief Financial Officer on July 1, 2024 and served as our Chief Accounting Officer prior to such date.
(2)	Mr. Wagner commenced serving as our President on July 1, 2024 and served as our Chief Operating Officer prior to such date. Mr. Wagner continues to serve as our principal operating officer.
(3)	Mr. Moody commenced serving as Senior Advisor on July 1, 2024 and served as our President prior to such date. Mr. Moody retired from employment with us effective December 31, 2024.
(4)	Ms. Bell commenced serving as Senior Advisor on July 1, 2024 and served as our Chief Financial Officer prior to such date.
(5)	Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2024 and 2023 to our named executive officers determined in accordance with ASC Topic 718. See Note 21—Stock-based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for the assumptions used in valuing such awards.

EXECUTIVE COMPENSATION

(6)	Amounts in this column include the following for fiscal 2024:

		Tax Gross-up	Tax Gross-up
		Payments	Payments
	Personal Use	(Company	(Health
	of Company	Car)	Insurance)	Total
Name	Car	($)	($)	($)
Marcus A. Lemonis	—	—	13,414	13,414
Matthew D. Wagner	32,076	25,511	—	57,587
Lindsey J. Christen	27,871	20,381	—	48,252
Brent L. Moody	31,957	20,734	—	52,691
Karin L. Bell	31,844	25,326	—	57,170

Grants of Plan-Based Awards in Fiscal 2024

The following table provides supplemental information relating to grants of plan-based awards made during fiscal 2024 to help explain information provided above in our Summary Compensation Table. This table presents information regarding all grants of plan-based awards occurring during fiscal 2024.

			Estimated Future Payouts Under Non-Equity
			Incentive Plan Awards(1)			Stock Awards
			Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock Awards
Name	Grant Date		($)	($)	($)	(#)	($)(2)
Thomas E. Kirn	N/A		—	662,500	—	—	—
	07/01/24	(3)	—	—		100,000	1,738,640
Matthew D. Wagner	N/A		—	500,000	—	—	—
	07/01/24	(4)	—	—	—	100,000	1,758,860
Lindsey J. Christen	N/A		—	600,000	—	—	—
	07/01/24	(4)	—	—	—	100,000	1,758,860
Karin L. Bell	N/A		—	398,904	—	—	—

(1)	There are no threshold or maximum bonus payout opportunities for Mr. Kirn, Mr. Wagner, Ms. Christen and Ms. Bell. Mr. Wagner and Mr. Moody were entitled to incentive compensation payouts during fiscal 2024 based on achievement of consolidated Adjusted EBITDA targets. Pursuant to their employment agreements, as amended effective July 1, 2024, Mr. Kirn, Ms. Christen and Ms. Bell’s performance-based cash bonuses were prorated based on the target bonus opportunities in effect for each half of the year for such executive. See “—Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table—Summary of Executive Compensation Arrangements— Annual Incentive Compensation” for further information regarding the determination of amounts payable to each of Mr. Kirn, Ms. Bell, Mr. Wagner and Ms. Christen for fiscal year 2024.
(2)	Amounts set forth in this column represent the aggregate grant date fair value of stock awards granted in 2024 to our named executive officers determined in accordance with ASC Topic 718. See Note 21—Stock-based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for the assumptions used in valuing such awards.
(3)	Mr. Kirn’s 2024 grant of RSUs was effective with his amended employment agreement on July 1, 2024, but was considered granted for accounting and valuation purposes as of June 11, 2024.
(4)	Mr. Wagner’s and Ms. Christen’s 2024 grants of RSUs were effective with their amended employment agreement on July 1, 2024, but were considered granted for accounting and valuation purposes as of June 10, 2024.

NARRATIVE TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE

Summary of Executive Compensation Arrangements

Employment Agreements

We were party to employment agreements with each of our named executive officers in 2024. The specific terms of each agreement relating to term of employment, position, base salary and bonus compensation are set forth herein. Each of the

EXECUTIVE COMPENSATION

named executive officers’ employment agreements, other than that of Mr. Lemonis prior to 2025, includes a severance arrangement, the details of which are described below under the heading “Severance Arrangements” following the “—Potential Payments Upon Termination or a Change in Control” table.

Marcus A. Lemonis.

Prior Agreement

We were party to an employment agreement with the Chairman and Chief Executive Officer of the Company and CWGS, LLC, Mr. Lemonis, with a term of employment effective upon the consummation of our IPO and ending on the third anniversary thereof, subject to automatic one-year extensions provided neither party provides written notice of non-extension within ninety days of the expiration of the then-current term. Mr. Lemonis elected not to renew his prior employment agreement at the conclusion of the initial five-year term in favor of eliminating all base salary, annual incentive compensation and stock-based compensation awards following our IPO due to his significant ownership interest in the Company. Mr. Lemonis also agreed that he would not be eligible for any cash severance payments under the terms of his employment agreement; however, he would be eligible for COBRA premium payments for 18 months following his termination.

Current Agreement

On January 26, 2025, the Board, upon the recommendation of the Compensation Committee, approved an amended and restated employment agreement with Mr. Lemonis (the “Lemonis Employment Agreement”).

The Lemonis Employment Agreement provides for a term commencing effective on January 1, 2025 and ending on January 1, 2028, subject to automatic one-year extensions. Pursuant to the Lemonis Employment Agreement, Mr. Lemonis is eligible to receive an annual base salary of $1,500,000 and an annual incentive bonus with a target and maximum opportunity of 150% and 200% of his base salary, respectively.

Pursuant to the Lemonis Employment Agreement, on January 26, 2025, the Company granted Mr. Lemonis (i) an award of 600,000 RSUs under the 2016 Plan, which will vest in three equal annual installments on each of November 15, 2025, November 15, 2026 and November 15, 2027, subject to his continued service through the applicable vesting dates, and (ii) an award of performance stock units under the 2016 Plan with respect to 750,000 performance stock units at “target” levels of performance, which will be eligible to vest based on the achievement of specified stock price hurdles over a three year performance period. The Lemonis Employment Agreement provides for severance outlined below under “-Severance Arrangements.”

Pursuant to the Lemonis Employment Agreement, Mr. Lemonis will be subject to non-competition and non-solicitation of employees and consultants restrictions during the employment term and for a period of 12 months after the termination thereof, as well as confidentiality and non-disparagement obligations.

Thomas E. Kirn

We are party to an amended employment agreement with Mr. Kirn effective July 1, 2024, with a term of employment ending on June 30, 2028. Under the terms of his employment agreement, Mr. Kirn serves as Chief Financial Officer of the Company and CWGS, LLC and is eligible to receive an annual base salary of $400,000 and an incentive bonus with a target opportunity of 200% of his base salary. Mr. Kirn’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Prior to July 1, 2024, under the then terms of his employment agreement, Mr. Kirn served as Chief Accounting Officer of the Company and CWGS, LLC and was eligible to receive an annual base salary of $350,000 and an incentive bonus with a target opportunity of $525,000.

Matthew D. Wagner.

We are party to an amended employment agreement with Mr. Wagner effective July 1, 2024, with a term of employment ending on December 31, 2028 with automatic one year renewals without at least 90 days written notice by either party of

EXECUTIVE COMPENSATION

non-renewal. Under the terms of his employment agreement, Mr. Wagner serves as President of the Company and CWGS, LLC and is eligible to receive an annual base salary of $300,000 and annual incentive compensation comprised of the sum of (i) 0.175% of consolidated Adjusted EBITDA and (ii) a target annual bonus opportunity of $500,000. Mr. Wagner’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Prior to July 1, 2024, under the then terms of his employment agreement, Mr. Wagner served as Chief Operating Officer of the Company and CWGS, LLC and was eligible to receive an annual base salary of $300,000 and annual incentive compensation comprised of the sum of (i) 0.15% of consolidated Adjusted EBITDA and (ii) a target annual bonus opportunity of $500,000.

Lindsey J. Christen

We are party to an amended employment agreement with Ms. Christen effective July 1, 2024, with a term of employment ending on May 1, 2028. Under the terms of her employment agreement, Ms. Christen serves as Chief Administrative and Legal Officer and Secretary of the Company and CWGS, LLC and is eligible to receive an annual base salary of $300,000 and an incentive bonus with a target opportunity of $600,000. Ms. Christen’s employment agreement provides for severance as outlined below under “—Severance Arrangements.”

Brent L. Moody.

We were party to an amended employment agreement with Mr. Moody effective July 1, 2024, with a term of employment ending on December 31, 2024. Under the terms of his employment agreement, Mr. Moody served as Senior Advisor of the Company and CWGS, LLC and was eligible to receive an annual base salary of $250,000 and annual incentive compensation of 0.125% of consolidated Adjusted EBITDA. Mr. Moody’s employment agreement provided for severance outlined below under “—Severance Arrangements.”

Prior to July 1, 2024, under the then terms of his employment agreement, Mr. Moody served as President of the Company and CWGS, LLC and was eligible to receive an annual base salary of $250,000 and annual incentive compensation of 0.28% of consolidated Adjusted EBITDA.

Karin L. Bell.

We were party to an amended employment agreement with Ms. Bell effective July 1, 2024, with a term of employment ending upon that date which we filed the 2024 Annual Report (February 28, 2025). Under the terms of her employment agreement, Ms. Bell served as Senior Advisor of the Company and CWGS, LLC and was eligible to receive an annual base salary of $400,000 and a bonus of $100,000 upon the end of the term of the amended employment agreement (February 28, 2025), subject to her continued employment through such date. Ms. Bell’s employment agreement provided for severance outlined below under “—Severance Arrangements.”

Prior to July 1, 2024, under the then terms of her employment agreement, Ms. Bell served as Chief Financial Officer of the Company and CWGS, LLC and was eligible to receive an annual base salary of $400,000 and an incentive bonus with a target opportunity of 200% of her base salary.

Annual Incentive Compensation

Pursuant to the terms of his amended employment agreement effective July 1, 2024, Mr. Kirn was eligible to receive an annual bonus with a target opportunity equal to 200% of his base salary based on the achievement of certain performance objectives determined by the Company. Prior to July 1, 2024, Mr. Kirn was eligible to receive an annual bonus with a target opportunity equal to $525,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2024, Mr. Kirn received an annual bonus of $662,500, which is equal to 100% of his prorated target bonus.

Pursuant to the terms of his amended employment agreement effective July 1, 2024, Mr. Wagner received a bonus payable through monthly draws with respect to fiscal year 2024 based on a target initial budgeted consolidated Adjusted EBITDA performance for 2024 of $371.4 million, subject to adjustment up or down and “true ups” or deductions for any underpayments or overpayments, as applicable. For fiscal 2024, consolidated Adjusted EBITDA was $178.8 million. As

EXECUTIVE COMPENSATION

a result, Mr. Wagner received a final-adjusted payout, based on his bonus percentage of 0.15% for the six months ended June 30, 2024 and 0.175% thereafter, equal to $284,520. Additionally, Mr. Wagner was eligible to receive an annual bonus with a target opportunity equal to $500,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2024, Mr. Wagner received an annual bonus of $500,000, which is equal to 100% of his target bonus.

Pursuant to the terms of her amended employment agreement effective July 1, 2024, Ms. Christen was eligible to receive an annual bonus with a target opportunity equal to $600,000 based on the achievement of certain performance objectives determined by the Company. For fiscal 2024, Ms. Christen received an annual bonus of $600,000, which is equal to 100% of her target bonus.

Pursuant to the terms of his amended employment agreement effective July 1, 2024, Mr. Moody received a bonus payable through monthly draws with respect to fiscal year 2024 based on a target initial budgeted consolidated Adjusted EBITDA performance for 2024 of $371.4 million, subject to adjustment up or down and “true ups” or deductions for any underpayments or overpayments, as applicable. For fiscal 2024, consolidated Adjusted EBITDA was $178.8 million. As a result, Mr. Moody received a final-adjusted payout, based on his bonus percentage of 0.28% for the six months ended June 30, 2024 and 0.125% thereafter, equal to $399,975.

Pursuant to the terms of her amended employment agreement effective July 1, 2024, Ms. Bell was eligible to receive (i) a prorated annual bonus for the six months ended June 30, 2024 based on a target bonus of 200% of her base salary and (ii) a $100,000 bonus upon completion of the term of her amended employment agreement (February 28, 2025). For fiscal 2024, Ms. Bell received an annual bonus of $398,904, which is equal to 100% of her target bonus as prorated for the six months ended June 30, 2024. Ms. Bell also received the $100,000 bonus related to her continued employment as a Senior Advisor in February 2025.

Pursuant to the terms of his employment agreement, Mr. Lemonis was not entitled to receive a bonus for 2024.

Perquisites

Pursuant to their respective employment agreements each of our named executive officers are entitled to reimbursement of all reasonable business expenses incurred, including reimbursement of portable phone expenses.

Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell are also provided a Company-owned vehicle suitable for the executive’s respective business and personal use and the Company also directly pays the sales tax, insurance and any license fees or tags for such vehicles on behalf of Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell and each received gross-up payments for the income taxes associated with the Company-provided vehicle and associated costs. Mr. Lemonis receives only gross-up payments relating to the Company’s payment of the full premium cost of health coverage on Mr. Lemonis’ behalf.

Restrictive Covenants

Pursuant to their respective employment agreements, described above, each of Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell is subject to non-competition restrictions after termination of the executive’s respective employment for a period of 12 months, 18 months, 12 months, 24 months and 12 months, respectively. All such restrictions restrict competition by such named executive officers within the continental United States, with the exception that, for any termination by Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell due to a material default by the Company of his or her respective employment agreement and such default remains uncured for 10 days, such competition restrictions shall not apply. The competition restrictions apply to any geographic location in which the Company, its subsidiaries or affiliates engage in business, whether through selling, distributing, manufacturing, marketing, purchasing, or otherwise.

Pursuant to his employment agreement, Mr. Lemonis is subject to non-competition restrictions after termination of employment for a period of 12 months, restricting “competitive activities” (as defined in his employment agreement) while permitting his pursuit of certain investments that are not involved in competitive activities, such as reality television shows, speaking engagements and endorsement arrangements.

EXECUTIVE COMPENSATION

Pursuant to their respective employment agreements, Mr. Lemonis is subject to non-solicitation of customers and clients as well as non-solicitation of former employees for a 12-month period after termination of employment and each of Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell is subject to non-solicitation of employees or consultants for a 12-month period after termination of employment.

In addition, Mr. Lemonis, Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell are subject to confidentiality obligations and Mr. Lemonis is subject to a non-disparagement provision pursuant to his employment agreement.

Equity Compensation

In 2024, we granted each of Mr. Kirn, Mr. Wagner and Ms. Christen RSU awards pursuant to our 2016 Plan as described above under “Elements of our Executive Compensation Program—Stock-Based Incentives.”

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) tax-qualified retirement plan (the “401(k) Plan”) that provides eligible employees, including our named executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Participants are able to defer up to 75% of their eligible compensation subject to applicable annual Internal Revenue Code limits. All participants’ interests in their deferrals are 100% vested when contributed. The 401(k) Plan permits us to make matching and profit-sharing contributions on a discretionary basis to eligible participants. We did not make any discretionary matching contributions to our named executive officers or any profit-sharing contributions in fiscal year 2024.

Tax Gross-Ups

Other than the gross-up payments made to Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell to cover the personal income taxes associated with each such executive’s personal use of Company-provided cars and the gross-up payment made to Mr. Lemonis to cover health insurance costs, we generally do not make any other gross-up payments to cover our named executive officers’ personal income taxes that may pertain to the compensation or other perquisites paid or provided by the Company.

Outstanding Equity Awards at 2024 Fiscal Year End

As of December 31, 2024, each of Mr. Kirn, Mr. Wagner, Ms. Christen and Ms. Bell held equity awards with respect to our Class A common stock granted pursuant to our 2016 Plan. Pursuant to Mr. Moody’s amended employment agreement, all of the outstanding RSUs held by Mr. Moody on December 31, 2024 accelerated and vested as of such date, which were comprised of RSUs with respect to 42,500 shares and with a market value (based on the closing price of our Class A common stock as of such date) of $895,900. Such amounts for Mr. Moody are included in the amounts presented in the section titled “Fiscal Year 2024 Option Exercises and Stock Vested” below.

EXECUTIVE COMPENSATION

The table below provides additional detail regarding all such equity awards outstanding as of fiscal year-end.

	Option Awards					Stock Awards
	Number of		Number of
	Securities		Securities			Number of		Market Value
	Underlying		Underlying			RSUs That		of RSUs That
	Unexercised		Unexercised	Option	Option	Have Not		Have Not
	Options (#)		Options (#)	Exercise Price	Expiration	Vested		Vested
Name	Exercisable		Unexercisable	($)	Date	(#)		($)(1)
Thomas E. Kirn	—		—	—	—	6,000	(2)	126,480
	—		—	—	—	2,000	(3)	42,160
	—		—	—	—	8,000	(4)	168,640
	—		—	—	—	16,000	(5)	337,280
	—		—	—	—	100,000	(6)	2,108,000
Matthew D. Wagner	—		—	—	—	15,000	(2)	316,200
	—		—	—	—	20,000	(7)	421,600
	—		—	—	—	60,000	(8)	1,264,800
	—		—	—	—	100,000	(6)	2,108,000
	2,250	(12)	—	22.00	10/06/26	—		—
Lindsey J. Christen	—		—	—	—	5,000	(2)	105,400
	—		—	—	—	8,000	(3)	168,640
	—		—	—	—	8,000	(4)	168,640
	—		—	—	—	24,000	(5)	505,920
	—		—	—	—	100,000	(6)	2,108,000
Karin L. Bell	—		—	—	—	15,000	(9)	316,200
	—		—	—	—	10,000	(10)	210,800
	—		—	—	—	24,000	(11)	505,920

(1)	Amounts represent the market values of the outstanding RSUs, calculated using the closing price of our Class A common stock at fiscal year-end, or $21.08, multiplied by the number of units that have not yet vested.
(2)	Amounts represent the number of RSUs granted to the executive on July 24, 2020 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2020.
(3)	Amounts represent the number of RSUs granted to the executive on June 17, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2021.
(4)	Amounts represent the number of RSUs granted to the executive on December 2, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of November 15, 2021
(5)	Amounts represent the number of RSUs granted to the executive on July 6, 2023 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2023.
(6)	Amounts represent the number of RSUs granted to the executive effective on July 1, 2024 that have not yet vested. One fifth of the award vests on the first five anniversaries of August 15, 2024
(7)	Amounts represent the number of RSUs granted to the executive on October 25, 2021 that have not yet vested. One fifth of the award vests on the first five anniversaries of November 15, 2021.
(8)	Amounts represent the number of RSUs granted to the executive on January 12, 2023 that have not yet vested. One fifth of the award vests on the first five anniversaries of February 15, 2023.
(9)	Amounts represent the number of RSUs granted to the executive on July 24, 2020 that have not yet vested. Pursuant to Ms. Bell’s amended employment agreement, these RSUs vested at the end of the term of her amended employment agreement on February 28, 2025.
(10)	Amounts represent the number of RSUs granted to the executive on October 25, 2021 that have not yet vested. Pursuant to Ms. Bell’s amended employment agreement, these RSUs vested at the end of the term of her amended employment agreement on February 28, 2025.
(11)	Amounts represent the number of RSUs granted to the executive on July 6, 2023 that have not yet vested. Pursuant to Ms. Bell’s amended employment agreement, these RSUs vested at the end of the term of her amended employment agreement on February 28, 2025.

EXECUTIVE COMPENSATION

(12)	Amount represents the number of stock options granted to the executive on October 6, 2016 that have not yet been exercised. These stock options are fully vested and exercisable.

Fiscal Year 2024 Option Exercises and Stock Vested

The following table summarizes the vesting of stock applicable to our named executive officers during fiscal year 2024.

	Stock Awards
	Number of shares
	acquired on vesting	Value realized on vesting
Name	(#)	($)(1)
Thomas E. Kirn	15,000	$327,920
Matthew D. Wagner	40,000	$953,850
Lindsey J. Christen	19,000	$412,560
Brent L. Moody	85,000	$1,801,325
Karin L. Bell	26,000	$563,310

(1)	Represents the closing stock price on the NYSE on the vesting date multiplied by the number of shares underlying the executive’s RSU grant that vested.

Pension Benefits and Non-Qualified Deferred Compensation

We do not sponsor nor maintain, and our named executive officers do not currently participate in, any tax-qualified defined benefit or supplemental executive retirement plans. Our named executive officers participate in our tax-qualified 401(k) retirement savings plan, pursuant to which we have the ability to make matching and profit-sharing contributions on a discretionary basis to eligible participants. Employees and named executive officers are immediately vested in their contributions. We do not provide discretionary matching contributions to any of our named executive officers.

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

								Change in
								Control
				Qualifying		Death or		Qualifying
	With Cause	Without Cause		Resignation		Disability		Termination
Name/Form of Compensation	($)	($)		($)		($)		($)
Marcus A. Lemonis
Severance	—	—		—		—		—
Incentive Compensation	—	—		—		—		—
Continuation of Benefits	—	17,945	(1)	—		—		—
Equity Acceleration	—	—		—		—		—
Total	—	17,945		—		—		—
Thomas E. Kirn
Severance	—	1,200,000	(2)	1,200,000	(2)(3)	—		—
Incentive Compensation	—	516,667	(4)	516,667	(4)(3)	516,667	(4)	—
Continuation of Benefits	—	—	(1)	—	(1)(3)	—		—
Equity Acceleration	—	2,782,560	(5)	2,782,560	(5)(3)	2,782,560	(6)	2,782,560	(7)
Total	—	4,499,227		4,499,227		3,299,227		2,782,560
Matthew D. Wagner
Severance	—	1,100,220	(8)	1,100,220	(8)(3)	—		—
Incentive Compensation	—	529,410	(4)	529,410	(4)(3)	529,410	(4)	—
Continuation of Benefits	—	41,146	(1)	41,146	(1)(3)	—		—
Equity Acceleration	—	4,110,600	(5)	4,110,600	(5)(3)	4,110,600	(6)	4,110,600	(7)
Total	—	5,781,376		5,781,376		4,640,010		4,110,600
Lindsey J. Christen
Severance	—	900,000	(2)	900,000	(2)(3)	—		—
Incentive Compensation	—	240,000	(4)	240,000	(4)(3)	240,000	(4)	—
Continuation of Benefits	—	—	(1)	—	(1)(3)	—		—
Equity Acceleration	—	3,056,600	(5)	3,056,600	(5)(3)	3,056,600	(6)	3,056,600	(7)
Total	—	4,196,600		4,196,600		3,296,600		3,056,600
Brent L. Moody
Severance	—	928,885	(9)	928,885	(9)(3)	—		—
Incentive Compensation	—	(22,369)	(4)	(22,369)	(4)(3)	—		—
Continuation of Benefits	—	41,368	(1)	41,368	(1)(3)	—		—
Equity Acceleration	—	—		—		895,900	(6)	895,900	(7)
Total	—	947,884		947,884		895,900		895,900
Karin L. Bell
Severance	—	400,000	(10)	400,000	(10)(3)	—		—
Incentive Compensation	—	—		—		—		—
Continuation of Benefits	—	41,023	(1)	41,023	(1)(3)	—		—
Equity Acceleration	—	—		—		1,032,920	(6)	1,032,920	(7)
Total	—	441,023		441,023		1,032,920		1,032,920

(1)	Represents eighteen (18) months of continued payments of health coverage premiums under COBRA at the fiscal 2024 COBRA premium rate, assuming the named executive officer timely elects to receive the benefits. Although Ms. Christen and Mr. Kirn are entitled to them under their respective employment agreements, Ms. Christen and Mr. Kirn have not elected to receive benefits and thus would not be eligible for continuation of benefits.
(2)	Severance payment reflects the sum of (i) one year of base salary ($400,000 for Mr. Kirn and $300,000 for Ms. Christen) plus (ii) the executive’s target annual bonus amount as of December 31, 2024 ($800,000 for Mr. Kirn and $600,000 for Ms. Christen).
(3)	Amounts payable only upon a resignation of employment due to a material default of the applicable employment agreement that remains uncured beyond the 10-day cure period.
(4)	For Mr. Kirn and Ms. Christen, the amount represents the annual bonus amount, which shall be equal to the target bonus amount assuming Mr. Kirn and Ms. Christen’s employment terminates on December 31, 2024 ($662,500 for Mr. Kirn and $600,000 for Ms. Christen), less incentive advances

EXECUTIVE COMPENSATION

made during fiscal year 2024 ($145,833 for Mr. Kirn and $360,000 for Ms. Christen). For Mr. Wagner, amount is equal to the sum of the (i) applicable bonus percentage (0.15% prior to July 1, 2024 and 0.175% thereafter) multiplied by the consolidated Adjusted EBITDA of $171,554,000 for the 12 month period ending on November 30, 2024 (the last day of the calendar month immediately preceding the date of termination) and (ii) the target bonus amount assuming Mr. Wagner’s employment terminates on December 31, 2024 ($500,000), less incentive draws made during fiscal year 2024 ($244,583). For Mr. Moody, amount is equal to the applicable bonus percentage (0.28% prior to July 1, 2024 and 0.125% thereafter) multiplied by the consolidated Adjusted EBITDA of $171,554,000 for the 12 month period ending on November 30, 2024 (the last day of the calendar month immediately preceding the date of termination), less incentive draws made during fiscal year 2024 ($399,418). As a result of the incentive draws already paid to Mr. Moody during fiscal year 2024, Mr. Moody would have been required to pay the Company $22,369.
(5)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2024.
(6)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2024 due to death or Disability (as such term is defined in the applicable RSU award agreement).
(7)	Amounts reflect full vesting of all unvested RSUs, assuming the named executive officer’s employment terminates on December 31, 2024, provided such termination is a termination without cause occurring during the twelve (12) month period immediately following a change in control (as defined in the 2016 Plan).
(8)	Severance payment reflects the sum of (i) one year of base salary ($300,000) plus (ii) one year of Mr. Wagner’s incentive compensation based on the product of Mr. Wagner’s applicable bonus percentage (0.175%) multiplied by the consolidated Adjusted EBITDA of $171,554,000 for the 12-month period ending on November 30, 2024 (the last day of the calendar month immediately preceding the date of termination plus (iii) Mr. Wagner’s target annual bonus amount as of December 31, 2024 ($500,000).
(9)	Severance payment reflects 200% of the sum of (i) one year of base salary ($250,000) plus (ii) one year of Mr. Moody’s incentive compensation based on the product of Mr. Moody’s applicable bonus percentage (0.125%) multiplied by the consolidated Adjusted EBITDA of $171,554,000 for the 12-month period ending on November 30, 2024 (the last day of the calendar month immediately preceding the date of termination).
(10)	Severance payment reflects one year of Ms. Bell’s base salary ($400,000).

Severance Arrangements

We maintain compensation and benefit plans and arrangements that provide payment of compensation to our named executive officers in the event of certain terminations of employment or a change in control of the Company. The amount of compensation payable to each named executive in these situations is described below.

Pursuant to his or her respective employment agreement, upon a termination of employment for any reason, each of our named executive officers is entitled to receive such executive’s base salary for the applicable year through the date of termination, any accrued and unused vacation or paid time off through the date of termination and reimbursement of any business expenses incurred in the ordinary course of business through the date of termination.

Pursuant to their respective employment agreements, Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell are each also entitled to certain severance payments upon a termination of employment, conditioned upon the execution and nonrevocation of a release of claims in favor of the Company. Mr. Lemonis was not entitled to severance pay and would have been eligible only to receive payment of COBRA premiums following his termination in 2024.

For purposes of Mr. Lemonis’ employment agreement, “cause” means his (A) gross negligence or willful misconduct, or willful failure to substantially perform his duties under the employment agreement (other than due to physical or mental illness or incapacity); (B) conviction of, or plea of guilty or nolo contendere to, or confession to (1) a misdemeanor involving moral turpitude or (2) a felony (or the equivalent of a misdemeanor or felony in a jurisdiction other than the United States); (C) willful breach of a material provision of Mr. Lemonis’ employment agreement; (D) willful violation of the Company’s written policies that the Board determines is detrimental to the best interests of the Company; (E) fraud or misappropriation, embezzlement or material misuse of funds or property belonging to the Company; or (F) use of alcohol or drugs that interferes with the performance of his duties under his employment agreement; provided that Mr. Lemonis has a 10-day period to cure the events or occurrences under (A), (C), (D) or (F), to the extent such events are curable.

For purposes of each of Mr. Kirn, Mr. Wagner, Ms. Christen, Mr. Moody and Ms. Bell’s employment agreements, “cause” means the occurrence of (A) the named executive officer’s breach of such executive’s employment agreement in any material respect, which breach is not cured by, or is not capable of being cured, within ten (10) days after written notice

EXECUTIVE COMPENSATION

of such breach has been delivered to the named executive officer; (B) engagement in misconduct (including violation of our Company policies) that is materially injurious to the Company as reasonably determined by the Board; (C) conviction of (i) any felony or (ii) any misdemeanor involving a crime of moral turpitude, theft or fraud; (D) use of illegal substances; or (E) knowing falsification or cause to be falsified, in any material respect, the financial records and financial statements of the Company.

In addition, the amendments to the employment agreements of Mr. Kirn, Mr. Wagner and Ms. Christen clarified that for the avoidance of doubt, a “material default” by the Company shall also be deemed to have occurred upon any of the following actions by the acquirer in a change in control (as defined in the 2016 Plan): (i) the acquirer’s failure to hire the executive or failure to make an offer of employment to the executive on substantially the terms and conditions set forth in the executive’s employment agreement, effective as of the change in control; or (ii) following the change in control, the acquirer materially and adversely changes the executive’s compensation, duties or employment location as set forth in the executive’s employment agreement without his or her consent.

Marcus A. Lemonis.

Upon a termination of employment by the Company without cause (as defined above) other than due to death or disability, Mr. Lemonis was entitled to receive, upon his timely election, payments of COBRA premiums for 18 months following such termination.

Mr. Lemonis was not entitled to receive any severance payments upon a termination of employment due to death or disability.

Pursuant to the Lemonis Employment Agreement entered into in January 2025, upon a termination of his employment by the Company without cause or by him for good reason (each as defined in the Lemonis Employment Agreement), due to the Company’s non-renewal of the term or due to the expiration of the term following a transition by Mr. Lemonis from Chief Executive Officer and Chairman solely to the role of Executive Chairman, Mr. Lemonis is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Lemonis was employed during such year, payable within 75 days following such termination, (c) acceleration of any outstanding time-based equity awards in the event Mr. Lemonis does not continue to serve as a member of the Board (with the vesting of any equity awards that is tied in whole or in part to performance to be governed by the terms of the applicable award agreement), (d) payment for COBRA benefits for a period of 18 months following termination and (e) an amount equal to the sum of his annual base salary and his target annual bonus for the year in which termination occurs, payable over a one-year period.

Thomas E. Kirn.

Upon termination of Mr. Kirn due to death or disability, Mr. Kirn (or his heirs and assigns) is entitled to receive (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Kirn was employed during such year (with payment to be made within 90 days following such termination) and (c) any outstanding RSUs held by Mr. Kirn shall immediately accelerate and vest as of such termination.

Upon a termination of employment of Mr. Kirn without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Kirn is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Kirn was employed during such year (with payment to be made within 90 days following such termination), (c) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (d) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Kirn and any dependents covered immediately prior to termination and (e) an amount equal to the sum of (i) one year of the applicable base salary and (ii) his target annual bonus for the year in which termination occurs, payable over a one-year period.

EXECUTIVE COMPENSATION

Matthew D. Wagner.

Upon termination of Mr. Wagner due to death or disability, Mr. Wagner (or his heirs and assigns) is entitled to receive (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Wagner was employed during such year (with payment to be made within 90 days following such termination), (c) any incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), prorated based on the number of days Mr. Wagner was employed during such year and (d) any outstanding RSUs held by Mr. Wagner shall immediately accelerate and vest as of such termination.

Upon a termination of employment of Mr. Wagner without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Wagner is entitled to receive, subject to execution and delivery of a release, (a) his annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated, (b) his target annual bonus for the calendar year in which his employment is terminated, prorated based on the number of days Mr. Wagner was employed during such year (with payment to be made within 90 days following such termination), (c) any incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), prorated based on the number of days Mr. Wagner was employed during such year, (d) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (e) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Wagner and any dependents covered immediately prior to termination and (f) an amount equal to the sum of (i) one year of the applicable base salary, (ii) his target annual bonus for the year in which termination occurs and (iii) incentive compensation for the calendar year in which Mr. Wagner’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Wagner’s incentive compensation percentage), payable over a one-year period.

Lindsey J. Christen.

Upon termination of Ms. Christen due to death or disability, Ms. Christen (or her heirs and assigns) is entitled to receive (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year (with payment to be made within 90 days following such termination) and (c) any outstanding RSUs held by Ms. Christen shall immediately accelerate and vest as of such termination.

Upon a termination of employment of Ms. Christen without cause (as defined above) or due to a material default of her employment agreement (that remains uncured beyond the 10 day cure period), Ms. Christen is entitled to receive, subject to execution and delivery of a release, (a) her annual bonus for the prior calendar year to the extent not yet paid and the amount that would be payable as if her employment had not terminated, (b) her target annual bonus for the calendar year in which her employment is terminated, prorated based on the number of days Ms. Christen was employed during such year (with payment to be made within 90 days following such termination), (c) any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination, (d) payment for COBRA benefits for a period of eighteen (18) months following termination for Ms. Christen and any dependents covered immediately prior to termination and (e) an amount equal to the sum of (i) one year of the applicable base salary and (ii) her target annual bonus for the year in which termination occurs, payable over a one-year period.

Brent L. Moody.

Upon termination of Mr. Moody due to death or disability, Mr. Moody (or his heirs and assigns) was entitled to receive any incentive compensation for the prior calendar year to the extent not yet paid and the amount that would be payable as if his employment had not terminated and any incentive compensation for the calendar year in which Mr. Moody’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on

EXECUTIVE COMPENSATION

the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s incentive compensation percentage), prorated based on the number of days Mr. Moody was employed during such year.

Upon a termination of employment of Mr. Moody without cause (as defined above) or due to a material default of his employment agreement (that remains uncured beyond the 10 day cure period), Mr. Moody was entitled to receive, subject to execution and delivery of a release, (a) any incentive compensation for the prior calendar year to the extent not yet paid if such amount would have been payable if his employment had not terminated, (b) any incentive compensation for the calendar year in which Mr. Moody’s employment is terminated (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s incentive compensation percentage), prorated based on the number of days Mr. Moody was employed during such year (with payment to be made within 90 days following such termination), (c) payment for COBRA benefits for a period of eighteen (18) months following termination for Mr. Moody and any dependents covered immediately prior to termination and (d) an amount equal to two hundred percent (200%) of the sum of (i) one year of the applicable base salary and (ii) one year of Mr. Moody’s incentive compensation (equal to the product of the consolidated Adjusted EBITDA for the 12 month period ending on the last day of the calendar month immediately preceding the date of termination and Mr. Moody’s incentive compensation percentage), payable over a two-year period.

Mr. Moody’s amended employment agreement also provided that in the event such agreement was not terminated prior to its expiration on December 31, 2024, any outstanding unvested RSUs held by Mr. Moody would accelerate and vest as of such date.

Karin L. Bell.

Upon a termination of employment of Ms. Bell without cause (as defined above) or due to a material default of her employment agreement (that remains uncured beyond the 10 day cure period), Ms. Bell was entitled to receive, subject to execution and delivery of a release, (a)  payment for COBRA benefits for a period of eighteen (18) months following termination for Ms. Bell and any dependents covered immediately prior to termination and (b) an amount equal to one year of the applicable base salary, payable over a one-year period.

Ms. Bell’s amended employment agreement provided that in the event such agreement had not been terminated prior to the date which the Company filed its Annual Report on Form 10-K for the year ended December 31, 2024 (February 28, 2025), any outstanding unvested RSUs held by Ms. Bell would accelerate and vest as of such date and Ms. Bell will be entitled to receive Company-paid COBRA benefits for a period of eighteen (18) months following such date for herself and her covered dependents.

Equity Awards

In the event the service of Ms. Bell, Mr. Wagner, Ms. Christen or Mr. Kirn is terminated (a) by reason of the executive’s death or disability or (b) by the Company without cause during the twelve-month period immediately following a change in control (as defined in the 2016 Plan), any outstanding RSUs held by such executive shall immediately accelerate and vest as of such termination.

COMPENSATION RISK ASSESSMENT

With oversight from the Compensation Committee, we review our executive compensation structure to determine whether our compensation policies and practices encourage our executive officers and employees to take unnecessary or excessive risks and whether these policies and practices properly mitigate risk. As described above, our compensation structure is designed to incentivize executives and employees to achieve our financial and strategic goals that promote long-term stockholder returns. The compensation design balances such incentives with multiple elements designed to discourage excessive risk-taking by executives and employees to obtain short-term benefits that may be harmful to us and our stockholders in the long term. We believe that our compensation policies and practices are reasonable and do not create risks that are reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our equity compensation plans under which our Class A common stock is authorized for issuance, as of December 31, 2024:

Number of
Securities to be
	Issued Upon	Weighted Average	Number of
	Exercise of	Exercise Price of	Securities Available
	Outstanding	Outstanding	for Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
Plan Category	and Rights	and Rights(2)	Compensation Plans
Equity compensation plans approved by security holders (1)	1,806,958	$21.98	6,666,534
Equity compensation plans not approved by Total security holders	—	—	—
Total	1,806,958	$21.98	6,666,534

(1)	Includes awards granted and available to be granted under our 2016 Plan.
(2)	Does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.

DIRECTOR COMPENSATION

2024 DIRECTOR COMPENSATION TABLE

The following table contains information concerning the compensation of our non-employee directors for the year ended December 31, 2024.

	Fees Earned or Paid
	in Cash		Stock Awards
Name	($)		($)(1)		Total ($)
Andris A. Baltins	115,000	(2)	149,984		264,984
Brian P. Cassidy	112,500	(3)	149,984	(8)	262,484
Mary J. George	157,946	(4)	149,984		307,930
Kathleen S. Lane(10)	88,317	(5)	170,508	(9)	258,825
Michael W. Malone	132,864	(6)	149,984		282,848
K. Dillon Schickli	134,636	(7)	149,984		284,620

(1)	Represents the aggregate grant date fair value for RSUs granted in fiscal year 2024, determined in accordance with FASB ASC Topic 718. See Note 21—Stock-Based Compensation Plans of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for the assumptions used in valuing such awards.
(2)	Represents annual director fees equal to $100,000 and committee fees equal to $15,000.
(3)	Represents annual director fees equal to $100,000 and committee fees equal to $12,500. All fees received were paid to Crestview.
(4)	Represents annual director fees equal to $100,000, committee fees equal to $26,490 and lead independent director fees of $31,456.
(5)	Represents annual director fees equal to $75,000 and committee fees equal to $13,317.
(6)	Represents annual director fees equal to $100,000 and committee fees equal to $32,864.
(7)	Represents annual director fees equal to $100,000 and committee fees equal to $34,636.
(8)	Represents grant to Mr. Cassidy of RSUs made during fiscal 2024. All rights, title and interest in the shares of Class A common stock underlying the restricted stock award were assigned to Crestview.
(9)	In addition to the annual grant of 6,913 RSUs received by each of the non-employee directors on May 14, 2024, Ms. Lane received an initial grant of 750 RSUs on March 28, 2024.
(10)	Ms. Lane commenced service on our Board effective March 28, 2024.

The table below shows the grant date fair value for each share underlying the award granted to our non-employee directors during fiscal 2024 and the number of unvested RSUs held by each non-employee director serving as of December 31, 2024.

			Total RSUs
			Outstanding at
	RSUs Granted in	Grant Date Fair	December 31, 2024
Name	2024 (#)	Value per share ($)	(#)
Andris A. Baltins	6,913	21.70	11,686
Brian P. Cassidy	6,913	21.70	6,913
Mary J. George	6,913	21.70	6,913
Kathleen S. Lane(1)	7,663	22.25	7,663
Michael W. Malone	6,913	21.70	6,913
K. Dillon Schickli	6,913	21.70	11,686

(1)	Ms. Lane received an initial grant of 750 RSUs on March 28, 2024 with a grant-date fair value of $27.37 per share and an annual grant of 6,913 RSUs on May 14, 2024 with a grant-date fair value of $21.70 per share.

DIRECTOR COMPENSATION

NARRATIVE DISCLOSURE TO DIRECTOR COMPENSATION TABLE

Pursuant to our Non-Employee Director Compensation Policy, as amended from time to time, our non-employee directors are entitled to receive a mix of cash and equity compensation. Under the Non-Employee Director Compensation Policy, our non-employee directors are entitled to receive an annual cash retainer of $100,000 and cash retainer fees for services to certain committees: for services as a member of the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $17,500, $12,500 or $7,500, respectively. For services as a Chairperson on the Audit, Compensation, or Nominating and Corporate Governance Committee, a non-employee director is entitled to receive a cash retainer of $30,000, $20,000, or $15,000, respectively. A non-employee director serving as the lead independent director is entitled to receive an additional cash retainer of $50,000 for such service. All such fees are payable on a quarterly basis and paid on a pro rata basis for any director not serving on the Board for the full quarter. There are no fees paid for board or committee meeting attendance. Directors who are also employees of the Company do not receive compensation for their service on the Board.

Our Non-Employee Director Compensation Policy provides for an annual grant under the 2016 Plan, awarded on the date of each annual stockholders meeting, of RSUs with an aggregate fair value on the date of grant of $150,000 to each of our non-employee directors serving on our Board as of the date of such annual stockholders meeting and who will continue to serve as a non-employee director immediately following such annual meeting. In addition, any non-employee director initially elected or appointed to the Board on any date other than the date of the annual meeting would receive a grant of RSUs having an aggregate fair value on the date of such non-employee director’s initial election or appointment equal to a pro-rated fraction of $150,000, calculated to reflect the non-employee director’s service on the Board since the prior annual meeting. Grants to our non-employee directors will vest fully on the one-year anniversary of the date of grant, subject to continued service through the applicable vesting date and subject to full acceleration upon a change of control (as defined in the 2016 Plan) or if the non-employee director is not re-elected to the Board of Directors. We permitted our non-employee directors the option to make voluntary deferral elections at the time of grant.

In connection with our IPO, we adopted a director stock ownership policy encouraging our non-employee directors to hold, directly or indirectly, by the later of the fifth anniversary of the pricing of our IPO or the first date of such director’s service on the Board, shares of our Class A common stock and/or interests in CWGS, LLC with a value equal to or in excess of five times such non-employee director’s annual base retainer fee.

Our non-employee director compensation program is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Mr. Lemonis, who serves as both an executive and a director, does not receive any additional compensation in respect of his service on our Board of Directors. Mr. Moody who served as President through June 30, 2024 and Senior Advisor from July 1, 2024 to December 31, 2024 in addition to serving as a director, also did not receive any additional compensation during 2024 for his service on our Board of Directors.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on such review and discussions, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Mary J. George (Chair)
Brian P. Cassidy
K. Dillon Schickli

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the total annual compensation of our principal executive officer to the median of the annual total compensation of all our employees (other than our principal executive officer) (the “CEO Pay Ratio”). For 2024, our principal executive officer was Mr. Lemonis. Our CEO Pay Ratio is a reasonable estimate calculated in a manner consistent with Item 402(u).

In 2024, our last completed fiscal year, the total annual compensation of our CEO as reported in the Summary Compensation Table, was $13,414.

The total annual compensation of our median employee, calculated in the same manner as the CEO’s, was $52,480.

As a result, the ratio of our CEO’s total annual compensation to the total annual compensation of our median employee in 2024 was approximately 0.26:1.

We identified our median employee by examining compensation information derived from payroll records for all employees, excluding our CEO, who were actively employed by us on December 31, 2024. As of such date, we employed approximately 13,060 active employees, all located within the United States. In identifying our median employee, we examined our complete census file (reflecting an aggregate of 19,995 current and former employees), and elected to include only those who were actively employed as full-time or part-time employees as of December 31, 2024. In identifying our median employee, we examined gross pay—actual base salary (for salaried employees) and wages (for hourly employees)—for the twelve-month period ended December 31, 2024 as the most appropriate measure of compensation and consistently applied that measure to all employees included in the calculation.

Our median employee—a service technician—is an hourly worker located in the south east region of the United States. We calculated annual total compensation for this employee using the same methodology we use for our named executive officers, as set forth in the Summary Compensation Table in this proxy statement, and this employee’s annual total compensation to compute the ratio of the Chief Executive Officer’s total pay to that of the median employee. The median employee gross pay amounts are inclusive of base pay, overtime and paid time off and the median employee was not entitled to receive any bonus, commissions, equity compensation nor perquisite payments during 2024.

Because in 2024 Mr. Lemonis’ compensation for purposes of the pay ratio calculation consisted solely of health premium gross-up payments, and he did not receive any base salary, bonus or equity compensation, our CEO’s total annual compensation is relatively low and our pay ratio itself is also low.

PAY VS PERFORMANCE

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024, and our financial performance for each such fiscal year:

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100
					Investment Based on:
			Average
	Summary		Summary	Average		Peer Group
	Compensation	Compensation	Compensation	Compensation	Total	Total
	Table Total for	Actually Paid to	Table Total for	Actually Paid to	Shareholder	Shareholder		Adjusted
	PEO	PEO	Non-PEO NEOs	Non-PEO NEOs	Return	Return	Net Income	EBITDA
Year	($)	($)(1)	($)	($)(1)	($)	($)(2)	($)	($)(3)
2024	13,414	13,414	1,988,619	1,813,526	189.48	217.64	(78,880,000)	178,843,000
2023	11,241	11,241	1,875,844	2,500,658	230.89	163.48	52,929,000	286,213,000
2022	11,192	11,192	1,399,769	(736,820)	184.85	112.44	337,832,000	653,390,000
2021	20,011,035	20,011,035	3,077,543	5,361,043	306.20	172.56	645,497,000	942,126,000
2020	10,971	10,971	3,741,159	4,059,400	190.21	145.48	349,109,000	564,989,000

(1)

Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2024	Marcus A. Lemonis	Thomas E. Kirn, Matthew D. Wagner, Lindsey J. Christen, Brent L. Moody and Karin L. Bell
2023	Marcus A. Lemonis	Thomas E. Kirn, Karin L. Bell, Matthew D. Wagner and Lindsey J. Christen
2022	Marcus A. Lemonis	Karin L. Bell, Brent L. Moody, Tamara R. Ward and Matthew D. Wagner
2021	Marcus A. Lemonis	Karin L. Bell, Brent L. Moody, Tamara R. Ward and Matthew D. Wagner
2020	Marcus A. Lemonis	Karin L. Bell, Brent L. Moody, Tamara R. Ward and Melvin L. Flanigan

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2024
		Average Non-
Adjustments	PEO	PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	—	(1,051,272)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	—	1,195,410
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	—	(202,333)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	—	(147,580)
TOTAL ADJUSTMENTS	—	(205,775)

(2)	For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the S&P 500 Consumer Discretionary Distribution & Retailing Index (formerly named the S&P 500 Retailing Index).
(3)

Adjusted EBITDA is a non-GAAP measure. For a reconciliation of Adjusted EBITDA to net income, see “Appendix A — Non-GAAP Financial Measures”. We selected Adjusted EBITDA as the Company-Selected Measure due to it being an important financial performance measure that helps link compensation actually paid to the Company’s NEOs to the Company’s performance for the most recently completed fiscal year. Specifically, Adjusted EBITDA is used to evaluate performance under the Company’s annual performance-based cash incentive program.

The fair values of equity awards included in the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs are calculated at the required measurement dates, consistent with the approach used to value the awards at the grant date as described in our Annual Report on Form 10-K for the year ended December 31, 2024. Any changes to the RSU fair values from the grant date (for current year grants) and from prior year-end (for prior year RSU grants) are based on our updated stock price and present value of the expected dividends, as applicable, at the respective measurement dates.

PAY VS PERFORMANCE

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative TSR, as well as the relationship between our TSR and the Peer Group TSR, (ii) our net income, and (iii) our Adjusted EBITDA, in each case, for the fiscal years ended December 31, 2020, 2021, 2022, 2023 and 2024.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Compensation Actually Paid vs Net Income
$645.5M
$349.1M
$20,011.0K
$337.8M
$52.9M
-$78.9M
$4,059.4K
$5,361.0K
$11.0K
$11.2K
-$736.8K
$2,500.7K
$11.2K
$1,813.5K
$13.4K
2020
2021
2022
2023
2024
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
Net Income ($ in millions)

PAY VS PERFORMANCE

Compensation Actually Paid vs Adj EBITDA
$942.1M
$653.4M
$565.0M
$20,011.0K
$286.2M
$178.8M
$5,361.0K
$4,059.4K
$2,500.7K
$1,813.5K
$11.0K
$11.2K
$11.2K
$13.4K
-$736.8K
2020
2021
2022
2023
2024
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
Adj EBITDA ($ in millions)

Compensation Actually Paid vs
TSR and Peer Group TSR
$306.20
$190.21
$184.85
$230.89
$189.48
$100.00
$217.64
$145.48
$172.56
$163.48
$20,011.0K
$112.44
$5,361.0K
$4,059.4K
$2,500.7K
$1,813.5K
$11.0K
$11.2K
$11.2K
$13.4K
-$736.8K
12/31/2019
2020
2021
2022
2023
2024
CEO pay ($ in thousands)
Other NEO Pay ($ in thousands)
TSR ($)
Peer Group TSR ($)

PAY VS PERFORMANCE

For 2022, the average compensation actually paid to named executive officers, excluding Mr. Lemonis, was negative $0.7 million. This negative amount was driven primarily by the decrease in the Company’s stock price between December 31, 2021 and 2022 ($40.40 and $22.32, respectively), which decreased the fair value of unvested RSUs that were outstanding for all of 2022. Additionally, no equity awards were granted to named executive officers in 2022.

In recognition of the Company’s extraordinary performance in fiscal 2021, the Board determined to award Mr. Lemonis a stock bonus of 510,986 shares of our Class A common stock on December 15, 2021, which had a grant date fair value of $19,999,992. Upon payment of this stock bonus, 197,416 of the shares were withheld to cover associated taxes. Also in December 2021, Mr. Lemonis donated 540,699 common units which are convertible into 540,699 Class A shares to two educational institutions and a charitable organization, the value of which exceeded the value of the shares received by Mr. Lemonis pursuant to his stock bonus. As a result, Mr. Lemonis’ compensation for purposes of Summary Compensation Table reporting was significantly impacted.

Pay Versus Performance Tabular List

We believe Adjusted EBITDA represents the most important financial performance measure used by us to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2024.

We did not utilize any other financial performance measures to link compensation actually paid to our named executive officers in 2024 to Company performance.

For additional details regarding our most important financial performance measure, please see the sections titled “Fiscal Year 2024 Overall Performance” and “Annual Performance-Based Cash Incentives” in our CD&A elsewhere in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A common stock, Class B common stock and Class C common stock for:

●	each person known by us to beneficially own more than 5% of our Class A common stock, our Class B common stock or our Class C common stock;
●	each of our directors and director nominees;
●	each of our named executive officers; and
●	all of our executive officers and directors as a group.

As described in “Certain Relationships and Related Person Transactions,” each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS, LLC’s amended and restated limited liability company agreement, as amended to date (“CWGS LLC Agreement”); provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units.

The Continuing Equity Owners, whom the Company defines as, collectively, ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and, collectively, Brent L. Moody, Karin L. Bell, Andris A. Baltins, K. Dillon Schickli, and certain other current and former non-executive employees, former executive officers, and former directors, in each case, who held profits units in CWGS, LLC pursuant to CWGS, LLC’s equity incentive plan that was in existence prior to our IPO and who received common units of CWGS, LLC in exchange for their profits units in connection with certain reorganization transactions related to our IPO (collectively, the “Former Profits Unit Holders”), and each of their permitted transferees that own common units in CWGS, LLC and who may redeem at each of their options their common units for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of NYSE rules) who are disinterested), cash or newly-issued shares of the Company’s Class A common stock, may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. In connection with our IPO, we issued to each Continuing Equity Owner (other than the Former Profits Unit Holders) for nominal consideration one share of Class B common stock for each common unit of CWGS, LLC it owned. As a result, the number of shares of Class B common stock listed in the table below correlates to the number of common units of CWGS, LLC each such Continuing Equity Owner (other than the Former Profits Unit Holders) owns. In addition, in connection with our IPO, we issued to ML RV Group for nominal consideration one share of Class C common stock.

The number of shares beneficially owned by each stockholder as described in this proxy statement is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 62,568,699 shares of Class A common stock, 39,466,964 shares of Class B common stock and one share of Class C common stock outstanding as of March 21, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, RSUs, or other rights, including the redemption right described above with respect to each common unit of CWGS, LLC, held by such person that have already vested (in case of RSUs) or are currently exercisable (in case of options and other rights), or will vest (in case of RSUs) or become exercisable (in case of options and other rights) within 60 days of March 21, 2025 (unless otherwise noted with regards to certain 5% stockholders), are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the address of all listed stockholders is 2 Marriott Drive, Lincolnshire, IL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

60069. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares of Class A		Shares of Class B		Shares of Class C		Combined
	Common Stock		Common Stock		Common Stock		Voting
	Beneficially Owned(1)		Beneficially Owned		Beneficially Owned		Power(2)
Name of beneficial owner	Number	Percentage	Number	Percentage	Number	Percentage	Percentage
5% Stockholders
ML Acquisition Company, LLC(3)	32,584,700	34.2%	32,584,700	82.6%	—	—	47.0%
ML RV Group(4)	—	—	—	—	1	100.0%	5.0%
Crestview Partners II GP, L.P.(5)	8,803,510	12.7%	6,882,264	17.4%	—	—	6.1%
Eminence Capital, LP(6)	4,110,205	6.6%	—	—	—	—	2.8%
The Vanguard Group(7)	4,035,275	6.4%	—	—	—	—	2.8%
Interval Partners, LP(8)	3,495,769	5.6%	—	—	—	—	2.4%
FMR, LLC(9)	3,433,219	5.5%	—	—	—	—	2.4%
Millennium Management, LLC(10)	3,379,295	5.4%	—	—	—	—	2.3%
BlackRock, Inc.(11)	3,189,134	5.1%	—	—	—	—	2.2%
Named Executive Officers and Directors
Marcus A. Lemonis(3),(4),(12)	32,739,968	34.4%	32,584,700	82.6%	1	100.0%	52.1%
Thomas E. Kirn(13)	33,463	*	—	—	—	—	*
Matthew D. Wagner(14)	122,890	*	—	—	—	—	*
Lindsey J. Christen(15)	40,933	*	—	—	—	—	*
Brent L. Moody(16)	434,032	*	—	—	—	—	*
Karin L. Bell(17)	80,055	*	—	—	—	—	*
Andris A. Baltins(18)	305,082	*	—	—	—	—	*
Brian P. Cassidy(5),(19)	6,913	*	—	—	—	—	*
Mary J. George(20)	49,272	*	—	—	—	—	*
Kathleen S. Lane(21)	7,663	*	—	—	—	—	*
Michael W. Malone(22)	43,234	*	—	—	—	—	*
K. Dillon Schickli(23)	159,489	*	—	—	—	—	*
All current executive officers and directors as a group (12 individuals)(24)	34,022,994	35.6%	32,584,700	82.6%	1	100.0%	52.7%

*	Less than one percent.
(1)	Each common unit of CWGS, LLC (other than common units held by us) is redeemable from time to time at each holder’s option for, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), newly-issued shares of our Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), we may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units of CWGS, LLC remain outstanding. See “Certain Relationships and Related Person Transactions—CWGS LLC Agreement.” In this table, beneficial ownership of common units of CWGS, LLC has been reflected as beneficial ownership of shares of our Class A common stock for which such common units may be exchanged. When a common unit is exchanged by a Continuing Equity Owner who holds shares of our Class B common stock, a corresponding share of Class B common stock will be cancelled.
(2)	Represents the percentage of voting power of our Class A common stock, Class B common stock and Class C common stock voting as a single class. Each share of Class A common stock and each share of Class B common stock entitles the registered holder thereof to one vote per share on all matters presented to stockholders for a vote generally, including the election of directors; provided that, for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of all of the outstanding common units of CWGS, LLC, the shares of our Class B common stock held by the ML Related Parties entitle the ML Related Parties to the number of votes necessary such that the ML Related Parties, in the aggregate, cast 47% of the total votes eligible to be cast by all of our stockholders on all matters presented to a vote of our stockholders generally. In addition, the one share outstanding of our Class C common stock entitles its holder, ML RV Group, to the number of votes necessary such that the holder casts 5% of the total votes eligible to be cast by all of our stockholders on all matters presented to our stockholders generally. The Class A common stock, Class B common stock and Class C common stock will vote as a single class on all matters except as required by law or our Certificate of Incorporation.
(3)	Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 12, 2025 by CWGS Holding, LLC (“CWGS Holding”), ML Acquisition and Marcus A. Lemonis. Represents 32,584,700 common units, which may be redeemed for newly-issued shares of Class A Common Stock on a one-for-one basis, and 32,584,700 shares of Class B common stock held by CWGS Holding, a wholly-owned subsidiary of ML Acquisition. Marcus A. Lemonis is the sole director of ML Acquisition. As a result, each of ML Acquisition and Mr. Lemonis may be deemed to share beneficial ownership of the securities held by CWGS Holding. As of the Record Date, in relation to a Credit Agreement, CWGS Holding pledged as collateral 1,800,000 common units and an equal number of shares of Class B common stock.
(4)	Represents one share of Class C common stock held by ML RV Group. Mr. Lemonis, as sole member, Chairman and Chief Executive Officer of ML RV Group, may be deemed to share the beneficial ownership of this share.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(5)	Based on the Company’s records and information obtained from a Schedule 13G/A filed with the SEC on February 14, 2025. Crestview Partners II GP, L.P. may be deemed to be the beneficial owner of (i) 1,873,626 shares of Class A common stock owned directly by CVRV Acquisition II LLC, (ii) 40,707 shares of Class A common stock owned directly by Crestview Advisors, L.L.C., (iii) 6,913 shares of Class A common stock issuable upon the vesting of RSUs, which vest within 60 days of the Record Date, held by Brian P. Cassidy, who has assigned all his rights, title and interest in such shares of Class A common stock underlying the RSUs to Crestview Advisors, L.L.C., and (iv) 6,882,264 common units of CWGS, LLC and 6,882,264 shares of Class B common stock, with such common units and shares of Class B common stock owned directly by CVRV Acquisition LLC. Crestview Partners II GP, L.P. is the general partner of each of (i) Crestview Partners II, L.P. and Crestview Partners II (FF), L.P., each of which are members of CVRV Acquisition LLC and (ii) Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P., each of which is a member of CVRV Acquisition II LLC. Crestview Advisors, L.L.C. provides investment advisory and management services to certain of the foregoing entities. Each of Crestview Partners II GP, L.P., Crestview Partners II (TE), L.P., Crestview Offshore Holdings II (Cayman), L.P., Crestview Offshore Holdings II (FF Cayman), L.P. and Crestview Offshore Holdings II (892 Cayman), L.P. may be deemed to have beneficial ownership of the 1,873,626 Class A Shares directly owned by CVRV Acquisition II LLC. Each of Crestview Partners II GP, L.P., Crestview Partners II, L.P. and Crestview Partners II (FF), L.P. may be deemed to have beneficial ownership of the 6,882,264 Class B Shares and the 6,882,264 Common Units directly owned by CVRV Acquisition LLC. Each of the foregoing disclaims beneficial ownership of such units and shares except to the extent of its pecuniary interest. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, New York 10022.
(6)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 14, 2025 by Eminence Capital, LP (“Eminence”) on behalf of itself and its Chief Executive Officer, Ricky C. Sandler, as an individual. Eminence reported that, as of December 31, 2024, it and Mr. Sandler had shared voting power with respect to 3,832,979 shares of our Class A common stock and shared dispositive power with respect to 4,110,205 shares of our Class A common stock. The general partner of Eminence Capital is Eminence Capital GP, LLC, the sole managing member of which is Mr. Sandler. The address of Eminence is 399 Park Avenue, 25th Floor, New York, New York 10022.
(7)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group (“Vanguard”) on behalf of itself and its wholly-owned subsidiaries. Vanguard reported that, as of December 29, 2023, it had shared voting power with respect to 74,810 shares of our Class A common stock, sole dispositive power with respect to 3,921,015 shares of our Class A common stock and shared dispositive power with respect to 114,260 shares of our Class A common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(8)	Based on information obtained from a Schedule 13G filed with the SEC on January 23, 2025 by Interval Partners, LP (“Interval”). Interval reported that, as of January 15, 2025, it had shared voting power and shared dispositive power with respect to 3,495,769 shares of our Class A common stock. Interval disclaims beneficial ownership of such securities except to the extent of its pecuniary interest. The address of Interval is 575 Lexington Avenue, 35th Floor, New York, New York 10022.
(9)	Based on information obtained from a Schedule 13G/A filed with the SEC on February 12, 2025 by FMR, LLC (“FMR”) and Abigail P. Johnson. FMR reported that, as of December 31, 2024, it had sole voting power with respect to 3,430,551 shares of our Class A common stock and sole dispositive power with respect to 3,433,219 shares of our Class A common stock. Ms. Johnson had sole dispositive power with respect to 3,433,219 shares of our Class A common stock. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.
(10)	Based on information obtained from a Schedule 13G filed with the SEC on February 13, 2025 by Millennium Management, LLC (“Millennium”), Millennium Group Management LLC and Israel A. Englander. Millennium reported that, as of February 11, 2025 it had shared voting power and shared dispositive power with respect to 3,379,295 shares of our Class A common stock. The shares are held by entities subject to voting control and investment discretion by Millennium Management LLC and/or other investment managers that may be controlled by Millennium Group Management LLC (the managing member of Millennium Management LLC) and Mr. Englander (the sole voting trustee of the managing member of Millennium Group Management LLC). The address of Millennium is 399 Park Avenue, New York, New York 10022.
(11)	Based on information obtained from a Schedule 13G/A filed with the SEC on January 26, 2024 by BlackRock, Inc. (“Blackrock”) on behalf of itself and its wholly-owned subsidiaries, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. BlackRock reported that, as of December 31, 2023, it had sole voting power with respect to 3,140,767 shares of our Class A common stock and sole dispositive power with respect to 3,189,134 shares of our Class A common stock. The address of each of the foregoing entities is 50 Hudson Yards, New York, NY 10001.
(12)	Includes 155,268 shares of Class A common stock, in addition to holdings disclosed in footnotes 3 and 4.
(13)	Consists of 33,463 shares of Class A common stock.
(14)	Consists of 120,640 shares of Class A common stock and 2,250 shares of Class A common stock underlying stock options that are exercisable within 60 days of the Record Date.
(15)	Consists of 40,933 shares of Class A common stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(16)	Consists of 334,032 shares of Class A common stock and 100,000 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis.
(17)	Consists of 80,055 shares of Class A common stock.
(18)	Consists of 92,577 shares of Class A common stock, 205,592 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 6,913 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(19)	Consists of 6,913 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(20)	Consists of 42,359 shares of Class A common stock and 6,913 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(21)	Consists of 7,663 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(22)	Consists of 36,321 shares of Class A common stock and 6,913 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(23)	Consists of 67,351 shares of Class A common stock, 85,225 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis and 6,913 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date.
(24)	Class A common stock holdings consist of 1,002,999 shares of Class A common stock, 32,975,517 shares of Class A common stock that may be acquired upon the exchange of common units of CWGS, LLC for newly-issued shares of Class A common stock on a one-for-one basis, 42,228 shares of Class A common stock issuable upon the vesting of the related RSUs, which vest within 60 days of the Record Date, and 2,250 shares of Class A common stock underlying stock options that are exercisable.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS

Our Board has adopted a written Related Person Transaction Policy and Procedures, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we (including any of our subsidiaries) are, were or will be a participant, where the amount involved exceeds $120,000 and a related person has, had or will have a direct or indirect material interest.

Under the policy, our legal staff is responsible for implementing procedures to obtain information with respect to potential related person transactions, and then determining whether such transactions constitute related person transactions subject to the policy. Management then is required to present to the Audit Committee each proposed related person transaction. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. If advance Audit Committee approval of a related person transaction is not feasible, then the transaction may be preliminarily entered into by management upon prior approval by the Chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting. Management is responsible for updating the Audit Committee as to any material changes to any approved or ratified related person transaction and for providing a status report at least annually of all current related person transactions at a regularly scheduled meeting of the Audit Committee. No director may participate in approval of a related person transaction for which he or she is a related person. Unless noted otherwise, all of the transactions, agreements or relationships described in this section occurred prior to the adoption of this policy.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding Class A common stock, our Class B common stock or our Class C common stock. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

TRANSACTIONS RELATED TO DIRECTORS, EQUITY HOLDERS AND EXECUTIVE OFFICERS

In January 2012, FreedomRoads, an indirect subsidiary of the Company, entered into a lease for our former corporate headquarters in Lincolnshire, Illinois, which was amended as of March 2013, November 2019, October 2020, and October 2021 (the “Lincolnshire Lease”). This lease expired in March 2024. For the year ended December 31, 2024, rental payments for the Lincolnshire Lease, including common area maintenance charges were $0.2 million. Marcus A. Lemonis, our Chairman and Chief Executive Officer, had personally guaranteed the Lincolnshire Lease.

The Company paid Adams Outdoor Advertising, Inc., for which Andris A. Baltins served as a member of its Board of Directors through October 2024, $0.1 million for the year ended December 31, 2024 for advertising services.

TAX RECEIVABLE AGREEMENT

On October 6, 2016, the Company entered into a tax receivable agreement (the “Tax Receivable Agreement”) that provides for the payment by the Company to the Continuing Equity Owners and Crestview Partners II GP, L.P. of 85% of the amount of tax benefits, if any, the Company actually realizes, or in some circumstances is deemed to realize, as a result of (i) increases in the tax basis from the purchase of common units from Crestview Partners II GP, L.P. in exchange for Class A common stock in connection with the consummation of our IPO and the related transactions and any subsequent redemptions that are funded by the Company and any subsequent redemptions or exchanges of common units by Continuing Equity Owners as described below and (ii) certain other tax benefits attributable to payments made under the Tax Receivable Agreement. CWGS, LLC intends to make a Section 754 of the Internal Revenue Code effective for each tax year in which a redemption or exchange (including a deemed exchange) of common units for cash or stock occur. These tax benefit payments are not conditioned upon one or more of the Continuing Equity Owners or Crestview Partners

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

II GP, L.P. maintaining a continued ownership interest in CWGS, LLC. In general, the Continuing Equity Owners’ or Crestview Partners II GP, L.P.’s rights under the Tax Receivable Agreement are assignable, including to transferees of its common units in CWGS, LLC (other than the Company as transferee pursuant to a redemption or exchange of common units in CWGS, LLC). The Company expects to benefit from the remaining 15% of the tax benefits, if any, which may be realized. As of December 31, 2024, the amount of tax receivable payments due to the Continuing Equity Owners and Crestview Partners II GP, L.P. under the Tax Receivable Agreement was $150.4 million. The Company does not expect a cash tax reduction for tax benefits subject to the Tax Receivable Agreement during the year ended December 31, 2024 and, therefore, does not expect a payment under the Tax Receivable Agreement to be made during the year ending December 31, 2025.

CWGS LLC AGREEMENT

On October 6, 2016, CWGS, LLC amended and restated the CWGS LLC Agreement to, among other things, (i) provide for a new single class of common membership interests in CWGS, LLC, the common units, and (ii) exchange all of the then-existing membership interests of ML Acquisition, funds controlled by Crestview Partners II GP, L.P. and the Former Profits Unit Holders (collectively, the “Original Equity Owners”) for common units of CWGS, LLC.

The LLC Agreement also provides that the Continuing Equity Owners may from time to time at each of their options require CWGS, LLC to redeem all or a portion of their common units in exchange for, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of NYSE who are disinterested), newly-issued shares of the Company’s Class A common stock on a one-for-one basis or a cash payment equal to a volume weighted average market price of one share of Class A common stock for each common unit redeemed, in each case in accordance with the terms of the CWGS LLC Agreement; provided that, at the Company’s election (determined solely by the Company’s independent directors (within the meaning of the rules of the NYSE) who are disinterested), the Company may effect a direct exchange of such Class A common stock or such cash, as applicable, for such common units. The Continuing Equity Owners may exercise such redemption right for as long as their common units remain outstanding. Simultaneously with the payment of cash or shares of Class A common stock, as applicable, in connection with a redemption or exchange of common units pursuant to the terms of the CWGS LLC Agreement, a number of shares of the Company’s Class B common stock registered in the name of the redeeming or exchanging Class B Common Owners will be cancelled for no consideration on a one-for-one basis with the number of common units so redeemed or exchanged.

The LLC Agreement also requires that CWGS, LLC, at all times, maintain (i) a one to one ratio between the number of outstanding shares of Class A common stock and the number of common units of CWGS, LLC owned by CWH and (ii) a one to one ratio between the number of shares of Class B common stock owned by the Class B Common Owners and the number of common units of CWGS, LLC owned by the Class B Common Owners.

VOTING AGREEMENT

Pursuant to the Voting Agreement, Crestview has the right to designate certain Crestview Directors such that, for as long as Crestview Partners II GP, L.P., directly or indirectly, beneficially owns, in the aggregate, less than 15% but 7.5% or more of our Class A common stock, Crestview has a right to designate one Crestview Director (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). Each of ML Acquisition and ML RV Group agree to vote, or cause to vote, all of their outstanding shares of our Class A common stock, Class B common stock and Class C common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the Crestview Director. In addition, the ML Related Parties also have the right to designate four ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own in the aggregate 27.5% or more of our Class A common stock, three ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 27.5% but 25% or more of our Class A common stock, two ML Acquisition Directors for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 25% but 15% or more of our Class A common stock and one ML Acquisition Director for as long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, less than 15% but 7.5% or more of our Class A common stock (assuming in each such case that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock). Moreover, ML RV

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Group has the right to designate one director for as long as it holds our one share of Class C common stock. Crestview and its affiliates have agreed to vote, or cause to vote, all of their outstanding shares of our Class A common stock and Class B common stock at any annual or special meeting of stockholders in which directors are elected, so as to cause the election of the ML Acquisition Directors and the ML RV Director. Additionally, pursuant to the Voting Agreement, we are required to take commercially reasonable action to cause (i) the Board to be comprised of at least nine (9) Directors, absent an appropriate waiver or approval to increase or decrease the size of the Board (which the Company has obtained to set the Board at eight (8) directors); (ii) the individuals designated in accordance with the terms of the Voting Agreement to be included in the slate of nominees to be elected to the Board at the next annual or special meeting of stockholders of the Company at which directors are to be elected and at each annual meeting of stockholders of the Company thereafter at which a director’s term expires; (iii) the individuals designated in accordance with the terms of the Voting Agreement to fill the applicable vacancies on the Board; and (iv) a ML Director or the ML RV Director to be the Chairperson of the Board (as defined in the Amended and Restated Bylaws). The Voting Agreement allows for the Board to reject the nomination, appointment or election of a particular director if such nomination, appointment or election would constitute a breach of the Board’s fiduciary duties to the Company’s stockholders or does not otherwise comply with any requirements of our Certificate of Incorporation, our Amended and Restated Bylaws or the charter for, or related guidelines of, the Board’s nominating and corporate governance committee.

The Voting Agreement further provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 22.5% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for certain corporate actions. These actions include: (1) a change of control; (2) acquisitions or dispositions of assets above $100 million; (3) the issuance of securities of Camping World Holdings, Inc. or any of its subsidiaries (other than under equity incentive plans that have received the prior approval of our Board or in connection with any redemption of common units as set forth in the LLC Agreement); (4) amendments to our or our subsidiaries’ Certificate of Incorporation, Amended and Restated Bylaws or other applicable formation or governing documents; and (5) any change in the size of the Board. The Voting Agreement also provides that, for so long as the ML Related Parties, directly or indirectly, beneficially own, in the aggregate, 28% or more of our Class A common stock (assuming that all outstanding common units in CWGS, LLC are redeemed for newly-issued shares of our Class A common stock, on a one-for-one basis), the approval of the ML Related Parties is required for the hiring and termination of our Chief Executive Officer; provided, however, that the approval of the ML Related Parties will only be required at such time as Marcus A. Lemonis no longer serves as our Chief Executive Officer.

The Voting Agreement will terminate upon the earliest to occur of (a) each of the ML Related Parties, Crestview and the ML RV Group no longer have any right to designate a director as set forth therein, and (b) the unanimous written consent of the parties to the Voting Agreement.

REGISTRATION RIGHTS AGREEMENT

In connection with our IPO, we entered into a Registration Rights Agreement with the Original Equity Owners. The Registration Rights Agreement provides ML Acquisition and Crestview Partners II GP, L.P. certain registration rights whereby, at any time, they can require us to register under the Securities Act of 1933, as amended, shares of Class A common stock issuable to them, at our election (determined solely by our independent directors (within the meaning of the rules of the NYSE) who are disinterested), upon redemption or exchange of their common units in CWGS, LLC. The Registration Rights Agreement also provides for piggyback registration rights for all Original Equity Owners that are parties to the agreement.

PLEDGE OF COMPANY SECURITIES

In connection with a Credit Agreement entered into by and between ML Acquisition, LLC and CIBC Bank USA (“CIBC”) (the “ML Acquisition Credit Agreement”) and a pledge agreement entered into by and between CWGS Holding, LLC (“CWGS Holding”), a wholly-owned subsidiary of ML Acquisition, and CIBC, we entered into a letter agreement with CWGS Holding and CIBC whereby we made certain representations to the parties in relation to the pledge of securities of the Company by CWGS Holding. In 2020, CWGS Holding pledged 1,800,000 common units and an equal number of shares of Class B common stock as collateral for entering into the ML Acquisition Credit Agreement.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

This pledge was approved by the Audit Committee in accordance with our Related Person Transaction Policy and Insider Trading Compliance Policy.

INDEMNIFICATION AGREEMENTS

Our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. In addition, our Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with certain of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements. We also purchased directors’ and officers’ liability insurance.

OTHER MATTERS

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, officers (as defined in Rule 16a-1 promulgated under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2024.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2024, the members of our Compensation Committee were Brian P. Cassidy, Mary J. George and K. Dillon Schickli. None of the members of our Compensation Committee is our current employee. Mr. Schickli was Chief Operating Officer and a director of our predecessor entity, Affinity Group, Inc., from 1993 to 1995. During the fiscal year ended December 31, 2024, no relationship required to be disclosed by the rules of the SEC existed aside from those identified herein.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 2 Marriott Drive, Lincolnshire, Illinois 60069 in writing not later than December __, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than the close of business on January 15, 2026 and no later than the close of business on February 14, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 15, 2026, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2026 Annual Meeting of Stockholders must include the additional information required by Rule 14a-19(b) under the Exchange Act in any notice of director nomination submitted to the Company.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

OTHER MATTERS AT THE ANNUAL MEETING

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding future performance, compensation arrangements, and payments under the Tax Receivable Agreement. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2024 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this proxy statement. Any such forward-looking statements represent management’s estimates as of the date of this proxy statement. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this proxy statement.

OTHER MATTERS

CAMPING WORLD’S ANNUAL REPORT ON FORM 10-K

A copy of Camping World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of March 21, 2025 without charge upon written request addressed to:

Camping World Holdings, Inc.

Attention: Secretary

2 Marriott Drive

Lincolnshire, Illinois 60069

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at investor.campingworld.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Lindsey J. Christen
Chief Administrative and Legal Officer and Secretary

Lincolnshire, Illinois
April __, 2025

APPENDIX A

NON-GAAP FINANCIAL MEASURES

This proxy statement includes references to Adjusted EBITDA, which is a non-GAAP financial measure as defined by the SEC.

We believe that Adjusted EBITDA, when used in conjunction with financial measures in accordance with accounting principles generally accepted in the United States (“GAAP”), provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to the key metrics we use in our financial and operational decision making. Adjusted EBITDA is also frequently used by analysts, investors and other interested parties to evaluate companies in our industry and are used by management to evaluate our operating performance, to evaluate the effectiveness of strategic initiatives and for planning purposes. By providing this non-GAAP financial measure, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives. In addition, our senior secured credit facilities use Adjusted EBITDA, as calculated for our subsidiary CWGS Group, LLC, to measure our compliance with covenants such as the consolidated leverage ratio. This non-GAAP financial measure has limitations as an analytical tool, and the presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. It should not be construed as an inference that our future results will be unaffected by any items adjusted for in this non-GAAP financial measure. In evaluating this non-GAAP financial measure, it is reasonable to expect that certain of these items will occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other companies over time. Each of the normal recurring adjustments and other adjustments described in this section and in the reconciliation tables below help management with a measure of our core operating performance over time by removing items that are not related to day-to-day operations. The non-GAAP financial measure that we use is not necessarily comparable to similarly titled measures used by other companies due to different methods of calculation.

We define “EBITDA” as net income before other interest expense, net (excluding floor plan interest expense), provision for income tax expense and depreciation and amortization. We define “Adjusted EBITDA” as EBITDA further adjusted for the impact of certain noncash and other items that we do not consider in our evaluation of ongoing operating performance. These items include, among other things, loss and expense on debt restructure, long-lived asset impairment, lease termination costs, gains and losses on sale or disposal of assets, net, stock-based compensation, Tax Receivable Agreement liability adjustment, restructuring costs related to the Active Sports Restructuring and the 2019 Strategic Shift, loss and impairment on investments in equity securities, and other unusual or one-time items.

APPENDIX A

The following table reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial performance measure:

	Year Ended December 31,
($ in thousands)	2020	2021	2022	2023	2024
EBITDA and Adjusted EBITDA:
Net (loss) income	$349,109	$645,497	$337,832	$52,929	$(78,880)
Other interest expense, net	54,689	46,912	75,745	135,270	140,444
Depreciation and amortization	51,981	66,418	80,304	68,643	81,190
Income tax expense (benefit)	52,849	88,702	112,283	(3,527)	(11,377)
Subtotal EBITDA	508,628	847,529	606,164	253,315	131,377
Long-lived asset impairment (a)	12,353	3,044	4,231	9,269	15,061
Lease termination (b)	4,547	2,211	1,614	(103)	(2,297)
Loss (gain) on sale or disposal of assets, net (c)	1,332	(576)	622	(5,222)	9,855
Stock-based compensation (d)	20,661	47,936	33,847	24,086	21,585
Tax Receivable Agreement liability adjustment (e)	(141)	2,813	(114)	(2,442)	—
Restructuring costs (f)	17,609	25,701	7,026	5,540	—
Loss and/or impairment on investments in equity securities (g)	—	—	—	1,770	3,262
Loss and expense on debt restructure (h)	—	13,468	—	—	—
Adjusted EBITDA	$564,989	$942,126	$653,390	$286,213	$178,843

(a)	Represents long-lived asset impairment charges related to the RV and Outdoor Retail segment. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional information.
(b)	Represents the loss on the termination of operating leases resulting from lease termination fees and the derecognition of the operating lease assets and liabilities. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional information.
(c)	Represents an adjustment to eliminate the gains and losses on the disposal and sales of various assets.
(d)	Represents non-cash stock-based compensation expense relating to employees, directors, and consultants of the Company.
(e)	Represents an adjustment to eliminate the losses and gains on remeasurement of the Tax Receivable Agreement primarily due to changes in our blended statutory income tax rate. See Note 12 – Income Taxes of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional information.
(f)	Represents restructuring costs relating to the Active Sports Restructuring during the year ended December 31, 2023 and our 2019 Strategic Shift for periods ended on or before December 31, 2022. These restructuring costs include one-time employee termination benefits, incremental inventory reserve charges, and other associated costs. These costs exclude lease termination costs, which are presented separately above. For periods beginning after December 31, 2022, we are no longer including the other associated costs category of expenses relating to the 2019 Strategic Shift as restructuring costs for purposes of our non-GAAP financial measures, since these costs are not expected to be significant in future periods. See Note 5 – Restructuring and Long-Lived Asset Impairment of the Consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for additional information.
(g)	Represents loss and impairment on investments in equity securities and interest income relating to any notes receivables with those investments for periods beginning after December 31, 2022. Amounts relating to periods prior to 2023 were not significant. These amounts are included in other expense, net in the consolidated statements of operations. During the years ended December 31, 2023 and 2024, these amounts included a $1.3 million and $0.9 million impairment on investments in equity securities, respectively.
(h)	Represents the loss and expense incurred on debt restructure and financing expense, which is comprised of $0.4 million in extinguishment of the original issue discount and $1.0 million in extinguishment of capitalized finance costs related to the previous term loan facility, and $12.1 million in legal and other expenses related to the new term loan facility in 2021.

APPENDIX B-1

ARTICLE XI.

The Corporation is authorized to indemnify, and to advance expenses to, each current, former or prospective Director, officer, employee or agent of the Corporation to the fullest extent permitted by Section 145 of the DGCL.  To the fullest extent permitted by the laws of the State of Delaware, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, as applicable.  No amendment to, or modification or repeal of, this Article XI shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

APPENDIX B-2

ARTICLE XI.

The Corporation is authorized to indemnify, and to advance expenses to, each current, former or prospective Director, officer, employee or agent of the Corporation to the fullest extent permitted by Section 145 of the DGCL.  To the fullest extent permitted by the laws of the State of Delaware, no Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director or officer, as applicable.  No amendment to, or modification or repeal of, this Article XI shall adversely affect any right or protection of a Director or of any officer, employee or agent of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal.

APPENDIX C

CAMPING WORLD HOLDINGS, INC.

2016 INCENTIVE AWARD PLAN

(Amended and Restated Effective ______, 2025)

ARTICLE 1.

PURPOSE

The purpose of the Camping World Holdings, Inc. 2016 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of Camping World Holdings, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1“Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2“Affiliate” shall mean (a) any Subsidiary, (b) any Parent, and (c) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company, (ii) any Subsidiary or (iii) any Parent.

2.3“Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4“Applicable Law” shall mean any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.5“Award” shall mean an Option, a Stock Appreciation Right, a Restricted Stock award, a Restricted Stock Unit award, an Other Stock or Cash Based Award or a Dividend Equivalent award, which may be awarded or granted under the Plan (collectively, “Awards”).

2.6“Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7“Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.2.

2.8“Board” shall mean the Board of Directors of the Company.

APPENDIX C

2.9“Change in Control” shall mean and includes each of the following:

(a)A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any employee benefit plan maintained by the Company or any of its subsidiaries, any Significant Stockholder, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any of its Subsidiaries; (ii) any acquisition by an employee benefit plan maintained by the Company or any of its Subsidiaries, (iii) any acquisition which complies with Sections 2.9(c)(i), 2.9(c)(ii) and 2.9(c)(iii); or (iv) in respect of an Award held by a particular Holder, any acquisition by the Holder or any group of persons including the Holder (or any entity controlled by the Holder or any group of persons including the Holder); or

(b)The Incumbent Directors cease for any reason to constitute a majority of the Board;

(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii)after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board's approval of the execution of the initial agreement providing for such transaction; or

(d)The consummation of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation and is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder, whether issued prior or subsequent to the grant of any Award.

2.11“Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee of the Board as described in Article 12 hereof.

2.12“Common Stock” shall mean the Class A common stock of the Company, par value $0.01 per share.

APPENDIX C

2.13“Company” shall have the meaning set forth in Article 1.

2.14“Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary who qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15“Director” shall mean a member of the Board, as constituted from time to time.

2.16“Director Limit” shall have the meaning set forth in Section 4.6.

2.17“Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 10.2.

2.18“DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.19“Effective Date” shall have the meaning given to such term in Section 13.1.

2.20“Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Administrator.

2.21“Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Subsidiary.

2.22“Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per-share value of the Common Stock underlying outstanding Awards.

2.23“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.24“Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a)If the Common Stock is (i) listed on any established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) listed on any national market system or (iii) quoted or traded on any automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.25“Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.26“Holder” shall mean a person who has been granted an Award.

2.27“Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.28“Incumbent Directors’ shall mean for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered

APPENDIX C

into an agreement with the Company to effect a transaction described in Section 2.10(a) or 2.10(c)) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved.  No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.29“Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.30“Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.6.

2.31“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option or which is designated as an Incentive Stock Option but does not meet the applicable requirements of Section 422 of the Code.

2.32“Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33“Option Term” shall have the meaning set forth in Section 6.4.

2.34“Organizational Documents” shall mean, collectively, (a) the Company’s articles of incorporation, certificate of incorporation, bylaws or other similar organizational documents relating to the creation and governance of the Company, and (b) the Committee’s charter or other similar organizational documentation relating to the creation and governance of the Committee.

2.35“Other Stock or Cash Based Award” shall mean a cash payment, cash bonus award, stock payment, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1, which may include, without limitation, deferred stock, deferred stock units, retainers, committee fees, and meeting-based fees.

2.36“Performance Criteria” shall mean the criteria (and adjustments) that the Administrator selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a)The Performance Criteria that shall be used to establish Performance Goals may include, without limitation, the following: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) revenue growth or product revenue growth; (iv) net income (either before or after taxes); (v) adjusted net income; (vi) operating earnings or profit (either before or after taxes); (vii) cash flow (including, but not limited to, operating cash flow and free cash flow); (viii) return on assets or net assets; (ix) return on capital and cost of capital; (x) return on stockholders’ equity; (xi) total stockholder return; (xii) return on sales; (xiii) gross or net profit or operating margin; (xiv) costs, reductions in costs and cost control measures; (xv) funds from operations or funds available for distributions; (xvi) expenses; (xvii) working capital; (xviii) earnings or loss per share; (xix) adjusted earnings per share; (xx) price per share of Common Stock or appreciation in and/or maintenance of such price; (xxi) economic value added models or similar metrics; (xxii) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xxiii) implementation or completion of critical projects or processes; (xxiv) sales or market share; (xxv) licensing revenue; (xxvi) brand recognition/acceptance, (xxvii) inventory turns or cycle time and supply chain achievements (including, without limitation, establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products), (xxviii) strategic initiatives (including, without limitation, with respect to market penetration, geographic business expansion, manufacturing, commercialization, production and productivity, customer satisfaction and growth, employee satisfaction, recruitment and maintenance of personnel, human resources management, supervision of litigation and other legal matters, information technology, strategic partnerships and transactions (including acquisitions, dispositions, joint ventures, in-licensing and out-licensing of intellectual property, and establishment of relationships with commercial entities with respect to the marketing, distribution and sale of Company products, and factoring transactions, research and development and related activity, and financial or other capital raising transactions); (xxix) new or existing store results and operations and new store openings; and (xxx) financial ratios (including, without limitation, those measuring liquidity, activity, profitability or leverage), any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b)The Administrator, in its sole discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a

APPENDIX C

business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or infrequent corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions.

2.37“Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.

2.38“Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, vesting of, and/or the payment in respect of, an Award.

2.39“Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.40“Plan” shall have the meaning set forth in Article 1.

2.41“Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.42“Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.43“Restricted Stock Units” shall mean the right to receive Shares awarded under Article 9.

2.44“Section 409A” shall mean Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance issued thereunder, including, without limitation, any such regulations or other guidance that may be issued after the Effective Date.

2.45“Securities Act” shall mean the Securities Act of 1933, as amended.

2.46“Shares” shall mean shares of Common Stock.

2.47“Significant Stockholder” shall mean any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) that, individually or as a part of any related “group” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) of “persons,” holds, immediately following the issuance (i) of Common Stock and Class B common stock to holders of equity interests in CWGS Enterprises, LLC and (ii) one share of Class C common stock to ML RV Group, LLC, in each case[, in connection with the Company’s initial public offering,] 10% or more of the total combined voting power of all classes of common stock of the Company (ignoring for purposes of such calculation any Common Stock issued in connection with the Company’s initial public offering to persons or entities other than the holders of equity interests in CWGS Enterprises, LLC).

2.48“Stock Appreciation Right” shall mean an Award entitling the Holder (or other person entitled to exercise pursuant to the Plan) to exercise all or a specified portion thereof (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of such Award from the Fair Market Value on the date of exercise of such Award by the number of Shares with respect to which such Award shall have been exercised, subject to any limitations the Administrator may impose.

2.49“Stock Appreciation Right Term” shall have the meaning set forth in Section 11.4.

2.50“Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time

APPENDIX C

of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.51“Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.52“Termination of Service” shall mean:

(a)As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, expiration of term, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b)As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c)As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of any Program, Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1Number of Shares.

(a)Subject to Sections 3.1(b) and 13.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards (including, without limitation, Incentive Stock Options) under the Plan is 14,693,518. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

(b)If any Shares subject to an Award are forfeited or expire, are converted to shares of another Person in connection with a spin-off or other similar event, or such Award is settled for cash (in whole or in part) (including Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder), the Shares subject to such Award shall, to the extent of such forfeiture, expiration, conversion or cash settlement, again be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and shall not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such Shares are returned to the Company shall again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of

APPENDIX C

this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c)Substitute Awards shall not reduce the Shares authorized for grant under the Plan, except as may be required by reason of Section 422 of the Code. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 4,868,776 and the maximum aggregate amount of cash that may be paid in cash to any one person during any calendar year with respect to one or more Awards payable in cash shall be $5,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except for any Non-Employee Director’s right to Awards that may be provided for pursuant to the Non-Employee Director Equity Compensation Policy as described in Section 4.6, no Eligible Individual or other Person shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.  Participation by each Holder in the Plan shall be voluntary and nothing in the Plan or any Program shall be construed as mandating that any Eligible Individual or other Person shall participate in the Plan.

4.2Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award as determined by the Administrator in its sole discretion (consistent with the requirements of the Plan and any applicable Program). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b 3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4At-Will Service. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary.

4.5Foreign Holders. Notwithstanding any provision of the Plan or applicable Program to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3.1, or the Award Limit or

APPENDIX C

the Director Limit; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange.

4.6Non-Employee Director Awards.

(a)Non-Employee Director Equity Compensation Policy.  The Administrator, in its sole discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its sole discretion. The Non-Employee Director Equity Compensation Policy and this Section 4.6 may be modified by the Administrator from time to time in its sole discretion.

(b)Director Limit.  Notwithstanding any provision to the contrary in the Plan or in the Non-Employee Director Equity Compensation Policy, the sum of the grant date fair value of equity-based Awards and the amount of any cash-based Awards granted to a Non-Employee Director during any calendar year shall not exceed $500,000 (the “Director Limit”).

ARTICLE 5.

[RESERVED]

ARTICLE 6.

GRANTING OF OPTIONS AND STOCK APPRECIATION RIGHTS

6.1Granting of Options and Stock Appreciation Rights to Eligible Individuals. The Administrator is authorized to grant Options and Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

6.2Qualification of Incentive Stock Options. The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of the Company’s present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or 424(f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any parent corporation or subsidiary corporation thereof (as defined in Section 424(e) and 424(f) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the immediately preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the fair market value of stock shall be determined as of the time the respective options were granted. Any interpretations and rules under the Plan with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code.  Neither the Company nor the Administrator shall have any liability to a Holder, or any other Person, (a) if an Option (or any part thereof) which is intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (b) for any action or omission by the Company or the Administrator that causes an Option not to qualify as an Incentive Stock Option, including without limitation, the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to satisfy the requirements under the Code applicable to an Incentive Stock Option.

6.3Option and Stock Appreciation Right Exercise Price. The exercise price per Share subject to each Option and Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option or Stock Appreciation Right, as applicable, is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Section 424 and 409A of the Code.

APPENDIX C

6.4Option and SAR Term. The term of each Option (the “Option Term”) and the term of each Stock Appreciation Right (the “SAR Term”) shall be set by the Administrator in its sole discretion; provided, however, that the Option Term or SAR Term, as applicable, shall not be more than (a) ten (10) years from the date the Option or Stock Appreciation Right, as applicable, is granted to an Eligible Individual (other than, in the case of Incentive Stock Options, a Greater Than 10% Stockholder), or (b) five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder or the first sentence of this Section 6.4 and without limiting the Company’s rights under Section 11.7, the Administrator may extend the Option Term of any outstanding Option or the SAR Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Options or Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder or otherwise, and may amend, subject to Section 11.7 and 13.1, any other term or condition of such Option or Stock Appreciation Right relating to such a Termination of Service of the Holder or otherwise.

6.5Option and SAR Vesting.  The period during which the right to exercise, in whole or in part, an Option or Stock Appreciation Right vests in the Holder shall be set by the Administrator and set forth in the applicable Award Agreement.  Unless otherwise determined by the Administrator in the Award Agreement, the applicable Program or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service  shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following the date of a Termination of Service due to death or disability and on the date of a Termination of Service for any other reason.

6.6Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the Shares subject to such Option may be less than the Fair Market Value per share on the date of grant; provided that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

ARTICLE 7.

EXERCISE OF OPTIONS AND STOCK APPRECIATION RIGHTS

7.1Exercise and Payment. An exercisable Option or Stock Appreciation Right may be exercised in whole or in part. However, an Option or Stock Appreciation Right shall not be exercisable with respect to fractional Shares and the Administrator may require that, by the terms of the Option or Stock Appreciation Right, a partial exercise must be with respect to a minimum number of Shares. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 7 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

7.2Manner of Exercise. Except as set forth in Section 7.3, all or a portion of an exercisable Option or Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock plan administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a)A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option or Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed or otherwise acknowledged electronically by the Holder or other person then entitled to exercise the Option or Stock Appreciation Right or such portion thereof;

(b)Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Law;

(c)In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option or Stock Appreciation Right, as determined in the sole discretion of the Administrator; and

(d)Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Option or Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by the Administrator in accordance with Sections 11.1 and 11.2.

7.3Intentionally omitted.

APPENDIX C

7.4Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the date of transfer of such Shares to such Holder. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1Award of Restricted Stock.

(a)The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan or any applicable Program, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b)The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock to the extent required by Applicable Law.

8.2Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan, any applicable Program and/or the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which the Holder to whom such Shares are granted becomes the record holder of such Restricted Stock; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares may be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall be subject to such restrictions and vesting requirements as the Administrator shall provide in the applicable Program or Award Agreement. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Program or Award Agreement.

8.4Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Program or Award Agreement. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide that upon certain events, including, without limitation, a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall not lapse, such Restricted Stock shall vest and cease to be forfeitable and, if applicable, the Company shall cease to have a right of repurchase.

8.5Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof with the Internal Revenue Service.

APPENDIX C

ARTICLE 9.

AWARD OF RESTRICTED STOCK UNITS

9.1Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

9.2Term. Except as otherwise provided herein, the term of a Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.3Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

9.4Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, one or more Performance Criteria, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

9.5Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise determined by the Administrator, and subject to compliance with Section 409A, in no event shall the maturity date relating to each Restricted Stock Unit occur following the later of (a) the 15th day of the third month following the end of calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, in accordance with the applicable Award Agreement and subject to Section 11.4(f), transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

9.6Payment upon Termination of Service. An Award of Restricted Stock Units shall only be payable while the Holder is an Employee, a Consultant or a member of the Board, as applicable; provided, however, that the Administrator, in its sole discretion, may provide (in an Award Agreement or otherwise) that a Restricted Stock Unit award may be paid subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF OTHER STOCK OR CASH BASED AWARDS AND DIVIDEND EQUIVALENTS

10.1Other Stock or Cash Based Awards.  The Administrator is authorized to grant Other Stock or Cash Based Awards, including awards entitling a Holder to receive Shares or cash to be delivered immediately or in the future, to any Eligible Individual. Subject to the provisions of the Plan and any applicable Program, the Administrator shall determine the terms and conditions of each Other Stock or Cash Based Award, including the term of the Award, any exercise or purchase price, performance goals, including the Performance Criteria, transfer restrictions, vesting conditions and other terms and conditions applicable thereto, which shall be set forth in the applicable Award Agreement. Other Stock or Cash Based Awards may be paid in cash, Shares, or a combination of cash and Shares, as determined by the Administrator, and may be available as a form of payment in the settlement of other Awards granted under the Plan, as stand-alone payments, as a part of a bonus, deferred bonus, deferred  compensation or other arrangement, and/or as payment in lieu of compensation to which an Eligible Individual is otherwise entitled.

10.2Dividend Equivalents.

(a)Dividend Equivalents may be granted by the Administrator, either alone or in tandem with another Award, based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date the Dividend Equivalents are granted to a Holder and the date such Dividend Equivalents terminate or expire, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an

APPENDIX C

Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b)Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1Payment. The Administrator shall determine the method or methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including Shares issuable pursuant to the Award) held for any minimum period of time as may be established by the Administrator having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, (d) other form of legal consideration acceptable to the Administrator in its sole discretion or (e) any combination of the above permitted forms of payment. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or any Award. The Administrator may, in its sole discretion and in satisfaction of the foregoing requirement, or in satisfaction of such additional withholding obligations as a Holder may have elected, allow a Holder to satisfy such obligations by any payment means described in Section 11.1 hereof, including without limitation, by allowing such Holder to elect to have the Company or any Subsidiary withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be no greater than the number of Shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the maximum statutory withholding rates in such Holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3Transferability of Awards.

(a)Except as otherwise provided in Sections 11.3(b) and 11.3(c):

(i)No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than (A) by will or the laws of descent and distribution or (B) subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii)No Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 11.3(a)(i); and

(iii)During the lifetime of the Holder, only the Holder may exercise any exercisable portion of an Award granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO.  After the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

APPENDIX C

(b)Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder or a Permitted Transferee of such Holder to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Holder, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Holder or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award to any Person other than another Permitted Transferee of the applicable Holder); and (iii) the Holder (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.  In addition, and further notwithstanding Section 11.3(a), hereof, the Administrator, in its sole discretion, may determine to permit a Holder to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Holder is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c)Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder and, any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Holder’s death.

11.4Conditions to Issuance of Shares.

(a)The Administrator shall determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Administrator may require that a Holder make such reasonable covenants, agreements and representations as the Administrator, in its sole discretion, deems advisable in order to comply with Applicable Law.

(b)All share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

(c)The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d)No fractional Shares shall be issued and the Administrator, in its sole discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e)The Company, in its sole discretion, may (i) retain physical possession of any stock certificate evidencing Shares until any restrictions thereon shall have lapsed and/or (ii) require that the stock certificates evidencing such Shares be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Holder deliver a stock power, endorsed in blank, relating to such Shares.

(f)Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5Forfeiture and Claw-Back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying

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the Award and any payments of a portion of an incentive-based bonus pool allocated to a Holder) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of Applicable Law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

11.6Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (a) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 11.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

11.7Amendment of Awards.  Subject to Applicable Law, the Administrator may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or settlement, and converting an Incentive Stock Option to a Non-Qualified Stock Option.  The Holder’s consent to such action shall be required unless (a) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Holder, or (b) the change is otherwise permitted under the Plan (including, without limitation, under Section 13.2 or 13.10).

11.8Data Privacy.  As a condition of receipt of any Award, each Holder explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Holder’s participation in the Plan.  The Company and its Subsidiaries may hold certain personal information about a Holder, including but not limited to, the Holder’s name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”).  The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Holder’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company and its Subsidiaries in the implementation, administration and management of the Plan.  These recipients may be located in the Holder’s country, or elsewhere, and the Holder’s country may have different data privacy laws and protections than the recipients’ country.  Through acceptance of an Award, each Holder authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Holder’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or any of its  Subsidiaries or the Holder may elect to deposit any Shares.  The Data related to a Holder will be held only as long as is necessary to implement, administer, and manage the Holder’s participation in the Plan.  A Holder may, at any time, view the Data held by the Company with respect to such Holder, request additional information about the storage and processing of the Data with respect to such Holder, recommend any necessary corrections to the Data with respect to the Holder or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative.  The Company may cancel Holder’s ability to participate in the Plan and, in the Administrator’s discretion, the Holder may forfeit any outstanding Awards if the Holder refuses or withdraws his or her consents as described herein.  For more information on the consequences of refusal to consent or withdrawal of consent, Holders may contact their local human resources representative.

ARTICLE 12.

ADMINISTRATION

12.1Administrator. The Committee shall administer the Plan (except as otherwise permitted herein). To the extent necessary to comply with Rule 16b-3 of the Exchange Act, the Committee shall take all action with respect to such Awards, and the individuals taking such action shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as  a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule. Additionally, to the extent required by Applicable Law, each of the individuals constituting the Committee shall be an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action

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taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or the Organizational Documents. Except as may otherwise be provided in the Organizational Documents or as otherwise required by Applicable Law, (a) appointment of Committee members shall be effective upon acceptance of appointment, (b) Committee members may resign at any time by delivering written or electronic notice to the Board and (c) vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (i) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” as used in the Plan shall be deemed to refer to the Board and (ii) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2Duties and Powers of Administrator. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan, all Programs and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan and any Program as are not inconsistent with the Plan, to interpret, amend or revoke any such rules and to amend the Plan or any Program or Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not materially and adversely affected by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 11.5 or Section 13.10. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee in its capacity as the Administrator under the Plan except with respect to matters which under Rule 16b 3 under the Exchange Act or any successor rule,  or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3Action by the Administrator. Unless otherwise established by the Board, set forth in any Organizational Documents or as required by Applicable Law, a majority of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4Authority of Administrator. Subject to the Organizational Documents, any specific designation in the Plan and Applicable Law, the Administrator has the exclusive power, authority and sole discretion to:

(a)Designate Eligible Individuals to receive Awards;

(b)Determine the type or types of Awards to be granted to each Eligible Individual (including, without limitation, any Awards granted in tandem with another Award granted pursuant to the Plan);

(c)Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d)Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any Performance Criteria or performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and claw-back and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e)Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g)Decide all other matters that must be determined in connection with an Award;

(h)Establish, adopt, or revise any Programs, rules and regulations as it may deem necessary or advisable to administer the Plan;

(i)Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement;

(j)Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

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(k)Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects and Section 13.2.

12.5Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all Persons.

12.6Delegation of Authority. The Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b)  officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under any Organizational Documents and Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable Organizational Documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1Amendment, Suspension or Termination of the Plan.

(a)Except as otherwise provided in Section 13.1(b), the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board; provided that, except as provided in Section 11.5 and Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, materially and adversely affect any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides.

(b)Notwithstanding Section 1.3.1(a), the Board may not, except as provided in Section 13.1, take any of the following actions without approval of the Company’s stockholders given within twelve (12) months before or after such action: (i) increase the limit imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan, (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan or take any action prohibited under Section 11.6, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award in violation of Section 11.6

(c)The Plan originally became effective on September 24, 2016. The Board approved this amended and restated Plan on March 24, 2025, subject to the approval of the Company’s stockholders, and the amended and restated Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the date on which the amended and restated Plan was adopted by the Board.

13.2Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a)In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, adjustments of the Award Limit); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan; and (v) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.6.

(b)In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or Applicable Accounting Standards, the Administrator, in its sole discretion, and on such terms and

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conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in Applicable Law or Applicable Accounting Standards:

(i)To provide for the termination of any such Award in exchange for an amount of cash and/or other property with a value equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment);

(ii)To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(iii)To make adjustments in the number and type of Shares of the Company’s stock (or other securities or property) subject to such Award and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv)To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement;

(v)To replace such Award with other rights or property selected by the Administrator; and/or

(vi)To provide that the Award cannot vest, be exercised or become payable after such event.

(c)In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i)The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted (and the adjustments provided under this Section 13.2(c)(i) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company); and/or

(ii)The Administrator shall make such equitable adjustments, if any, as the Administrator, in its sole discretion, may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of Shares that may be issued under the Plan (including, but not limited to, adjustments of the limitation in Section 3.1 on the maximum number and kind of Shares which may be issued under the Plan, and adjustments of the Award Limit.

(d)In the event an Award continues in effect or is assumed or an equivalent Award substituted, and a Holder incurs Termination of Service without “cause” (as such term is defined in the sole discretion of the Administrator, or as set forth in the Award Agreement relating to such Award) upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such continued, assumed or substituted Award.

(e)In the event that the successor corporation in a Change in Control refuses to assume or substitute for an Award, the Administrator may cause (i) any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property pursuant to Section 13.2(b)(i) or (ii) any or all of such Award (or portion thereof) to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Award to lapse. If any such Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that such Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and such Award shall terminate upon the expiration of such period.

(f)For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to an Award, to be

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solely common stock of the successor corporation or its parent equal in fair market value to the per-share consideration received by holders of Common Stock in the Change in Control.

(g)The Administrator, in its sole discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h)Unless otherwise determined by the Administrator, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent it would (i) cause the Plan to violate Section 422(b)(1) of the Code, (ii) result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3  of the Exchange Act, or (iii) cause an Award to fail to be exempt from or comply with Section 409A.

(i)The existence of the Plan, any Program, any Award Agreement and/or the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j)In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Administrator, in its sole discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

13.3[Reserved]

13.4No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

13.5Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. The Administrator, in its sole discretion, may take whatever actions it deems necessary or appropriate to effect compliance with Applicable Law, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.  Notwithstanding anything to the contrary herein, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

13.8Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

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13.9Governing Law. The Plan and any Programs and Award Agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

13.10Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Plan, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. In that regard, to the extent any Award under the Plan or any other compensatory plan or arrangement of the Company or any of its Subsidiaries is subject to Section 409A, and such Award or other amount is payable on account of a Participant’s Termination of Service (or any similarly defined term), then (a) such Award or amount shall only be paid to the extent such Termination of Service qualifies as a “separation from service” as defined in Section 409A, and (b) if such Award or amount is payable to a “specified employee” as defined in Section 409A then to the extent required in order to avoid a prohibited distribution under Section 409A, such Award or other compensatory payment shall not be payable prior to the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s Termination of Service, or (ii) the date of the Participant’s death.  To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A, the Administrator may (but is not obligated to), without a Holder’s consent, adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (A) exempt the Award from Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (B) comply with the requirements of Section 409A and thereby avoid the application of any penalty taxes under Section 409A. The Company makes no representations or warranties as to the tax treatment of any Award under Section 409A or otherwise.  The Company shall have no obligation under this Section 13.10 or otherwise to take any action (whether or not described herein) to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any Award and shall have no liability to any Holder or any other person if any Award, compensation or other benefits under the Plan are determined to constitute non-compliant, “nonqualified deferred compensation” subject to the imposition of taxes, penalties and/or interest under Section 409A.

13.11Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

13.12Indemnification. To the extent permitted under Applicable Law and the Organizational Documents, each member of the Administrator shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Organizational Documents, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.13Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.14Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V69341-P27300 Nominees: 2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 5. Approve the amendment and restatement of the Company's 2016 Incentive Award Plan. 3. Approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. 4. Approve an amendment to the Company's Amended and Restated Certificate of Incorporation to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware. 1. Election of Class III Directors 01) Brian P. Cassidy 02) Marcus A. Lemonis 03) Michael W. Malone For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! CAMPING WORLD HOLDINGS, INC. The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. CAMPING WORLD HOLDINGS, INC. 2 MARRIOTT DRIVE LINCOLNSHIRE, IL 60069 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CWH2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V69342-P27300 CAMPING WORLD HOLDINGS, INC. Annual Meeting of Stockholders May 15, 2025 12:15 PM (Central Time) This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Camping World Holdings, Inc. (the "Company") hereby appoint(s) Marcus A. Lemonis and Lindsey Christen, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Class C common stock, as applicable, of the Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:15 PM Central Time on May 15, 2025, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side